SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of
1934 (Amendment No. ____)

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☒	Definitive Proxy Statement		Only (as permitted by Rule 14a-6(e)(2))

Columbus McKinnon Corporation
(Name of Registrant as specified in its charter)

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COLUMBUS McKINNON CORPORATION
140 John James Audubon Parkway
Amherst, New York 14228-1197

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 25, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Columbus McKinnon Corporation, a New York corporation, will be held at the Peninsula Chicago Hotel, 108 East Superior St. at N. Michigan Ave., Chicago, Illinois, on July 25, 2011, at 10:00 a.m., local time, for the following purposes:

1.           To elect eight Directors to hold office until the 2012 Annual Meeting and until their successors have been elected and qualified;

2.           To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2012;

3.           To conduct a shareholder advisory vote on the compensation of our named executive officers;

4.           To conduct a shareholder advisory vote on the frequency of our shareholder vote with respect to the compensation of our named executive officers; and

5.           To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 3, 2011, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting.  Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or using the internet as instructed on the enclosed proxy card.  If you attend the Annual Meeting, you may vote your shares in person if you wish.  We sincerely appreciate your prompt cooperation.

ROBERT J. OLIVIERI
Secretary

Dated: June 20, 2011

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on July 25, 2011. The Company’s Proxy Statement and Annual Report to shareholders for the fiscal year ended March 31, 2011 are available at http://www.cmworks.com/investors/proxy.

COLUMBUS McKINNON CORPORATION
140 John James Audubon Parkway
Amherst, New York 14228-1197
_________________________________________________

PROXY STATEMENT
_________________________________________________

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Columbus McKinnon Corporation, a New York corporation (“our Company”, “we” or “us”), of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the  Peninsula Chicago Hotel, 108 East Superior St. at N. Michigan Ave., Chicago, Illinois, on July 25, 2011, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.  This Proxy Statement and other proxy materials are first being sent or given to shareholders on or about June 20, 2011.

The close of business on June 3, 2011 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.  At the close of business on June 3, 2011, we had outstanding 19,277,372 shares of our common stock, $.01 par value per share, the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card.  If no specification is made, the proxies will be voted (i) FOR the nominees for Director named in this Proxy Statement, (ii) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2012 (iii) FOR the approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure as contained elsewhere in this Proxy Statement and (iv) FOR a shareholder advisory vote on such executive compensation to be held every year.

In order for business to be conducted, a quorum must be present at the Annual Meeting.  A quorum is a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.  Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Annual Meeting.

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the eight nominees receiving the most votes will be elected.  Votes cast FOR the nominees will count as “yes votes;” and WITHHOLD votes will be excluded entirely from the vote and will have no effect.  A majority of the votes cast is required to approve the selection of the Company’s auditors and the approval of a non-binding, advisory resolution regarding executive compensation .  Votes may be cast FOR, AGAINST or ABSTAIN on the approval of these proposals.  With respect to the non-binding, advisory resolution regarding the frequency of future votes on executive compensation, shareholders have the choice of voting to hold a non-binding, advisory vote every year, every other year, every third year, or abstaining.  Abstentions are not counted in the number of votes cast and will have no effect on the results of the vote.  Proxy cards that are executed and returned without any designated voting direction will be voted in the manner stated on the proxy card.  The approval of a non-binding, advisory resolution regarding the frequency of future, advisory votes on executive compensation will be determined by the interval (every 1, 2 or 3 years) receiving a majority of the votes cast.

Recent changes in regulations have eliminated the ability of a shareholder’s bank or broker to vote uninstructed shares in the election of directors and on executive compensation on a discretionary basis.  Thus, if a shareholder holds shares in street name and does not instruct his, her or its bank or broker how to vote in the election of directors or the two advisory votes on executive compensation, no votes will be cast on such shareholder’s behalf with respect to those matters.  If a shareholder holds shares in his, her or its own name and does not vote, no votes will be cast on such shareholder’s behalf on any of the items of business at the Annual Meeting.

The execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person.  A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that our Board of Directors shall consist of not less than three nor more than nine Directors to be elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified.  Currently, the Board of Directors is comprised of nine members.  Mr. Wallace W. Creek, who has been a Director since 2003, has announced that he plans to retire as a Director effective as of the date of the Annual Meeting.  Accordingly, Mr. Creek has not been nominated for re-election as a Director and, Ms. Stephanie K. Kushner, has been nominated for election as a Director as of the Annual Meeting.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election as Directors of Timothy T. Tevens, Richard H. Fleming, Ernest R. Verebelyi, Stephen Rabinowitz, Linda A. Goodspeed, Nicholas T. Pinchuk, Liam G. McCarthy, Christian B. Ragot and Stephanie K. Kushner, each of whom with the exception of Ms. Kushner, is presently a Director and has been previously elected by our shareholders.  If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate.  The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.

The following information is provided concerning the nominees for Director:

Ernest R. Verebelyi, age 63, was appointed a Director of the Company in January 2003 and was elected Chairman of the Board in August 2005.  Mr. Verebelyi retired from Terex Corporation, a global diversified equipment manufacturer, in October 2002 where he held the position of Group President.  Prior to joining Terex in 1998, he held executive, general management and operating positions at General Signal Corporation, Emerson, Hussmann Corporation, and General Electric. Mr. Verebelyi also serves as a director of CH Energy Group, Inc. (NYSE: CHG).

Timothy T. Tevens, age 55, was elected President and appointed a Director of our Company in January 1998 and assumed the duties of Chief Executive Officer in July 1998.  From May 1991 to January 1998 he served as our Vice President - Information Services and was also elected Chief Operating Officer in October 1996.  From 1980 to 1991, Mr. Tevens was employed by Ernst & Young LLP in various management consulting capacities.  Mr. Tevens also serves on the Board of Directors of Zep, Inc. (NYSE: ZEP).

Richard H. Fleming, age 64, was appointed a Director of our Company in March 1999.  In February 1999, Mr. Fleming was appointed Executive Vice President and Chief Financial Officer of USG Corp. (NYSE: USG).  Prior thereto, Mr. Fleming served USG Corp. in various executive financial capacities, including Senior Vice President and Chief Financial Officer from January 1995 to February 1999 and Vice President and Chief Financial Officer from January 1994 to January 1995.  Mr. Fleming also serves as a member of the Board of Directors of in3media, inc. and is an advisory board member of AlphaZeta Interactive, both private companies.  He is also a director for several not-for-profit entities including UCAN and the Museum of Broadcast Communications.

Stephen Rabinowitz, age 68, was appointed a Director of the Company in October 2004. He retired in 2001 from his position as Chairman and Chief Executive Officer of General Cable Corporation, a leading manufacturer of electrical, communications and utility cable.  Prior to joining General Cable as President and Chief Executive Officer in 1994, he served as President and CEO of AlliedSignal Braking Systems, and before that as President and CEO of General Electric’s Electrical Distribution and Control business.  He also held management positions in manufacturing operations and technology at the General Electric Company and the Ford Motor Company.  Mr. Rabinowitz is also Chairman of the Board of Energy Conversion Devices, Inc. (NASDAQ: ENER).

Linda A. Goodspeed, age 49, was appointed a Director of the Company in October 2004. In 2007 she joined Nissan North America, Inc. as Vice President of Information Systems.  From 2001 until 2007 she was employed by Lennox International Inc., a global supplier of climate control solutions.  Her position with Lennox was Executive Vice President and Chief Supply Chain Logistics and Technology Officer. Prior to that, Ms. Goodspeed served as President and Chief Operating Officer of PartMiner, Inc., a global supplier of electronic components.  She has also held management positions in product management and development, research and development and design engineering at General Electric Appliances, Nissan North America, Inc. and the Ford Motor Company.  Ms. Goodspeed also serves as a director of American Electric Power Co., Inc. (NYSE: AEP) and is a managing partner in WealthStrategies Financial Advisors.

Nicholas T. Pinchuk, age 64, was appointed a Director of the Company in January 2007.  Currently, he is Chairman, President and Chief Executive Officer of Snap-on Incorporated (NYSE: SNA), an S&P 500 company.  Mr. Pinchuk joined Snap-on in 2002.  Prior to that, Mr. Pinchuk served in several executive operational and financial management positions at United Technologies Corporation, including President, Global Refrigeration Operations of its Carrier Corporation unit and President of Carrier’s Asia-Pacific Operations.  He also served in financial and engineering managerial staff positions at the Ford Motor Company from 1972 to 1983.  Mr. Pinchuk held the rank of First Lieutenant in the United States Army from 1970 to 1971.

Liam G. McCarthy, age 55, was appointed a Director of the Company in November 2008. In 2005, Mr. McCarthy was appointed President and Chief Operating Officer of Molex Incorporated (NASDAQ:MOLX).  Prior thereto, Mr. McCarthy served Molex in various executive and management capacities since 1989, including Vice President, Operations, Europe from 2001 to 2005.

Christian B. Ragot, age 53, was appointed a Director of the Company in November 2008.  Since August 2010, Mr. Ragot has served as President and Chief Executive Officer of Novariant Inc., a technology-based company providing solutions in GPS and other positioning control systems.  As of November 2010, Mr. Ragot has served as Chairman of Professional Services Exchange, Inc., a web-based provider to the services industry.  From January 2010 to July 2010, Mr. Ragot was as a consultant advising several companies in various industries.  From 2007 until December 2009, Mr. Ragot was President, Chief Executive Officer and a Director of Freightcar America, Inc. (NASDAQ:RAIL).  Prior to joining Freightcar America as Chief Operating Officer in 2007, he served Terex Corporation in various executive capacities between 1999 and 2006, including Group President, Terex Utilities, Roadbuilding and Advance Mixers Group from 2003 to 2006.  Prior thereto, Mr. Ragot served Ingersoll-Rand Company in various executive and management capacities between 1984 and 1999, including Vice President & General Manager.

Stephanie K. Kushner, age 55, has been nominated for election as Director as of the July, 2011 Annual Meeting.  Since August, 2009, Ms. Kushner has served as Executive Vice President and Chief Financial Officer of Broadwind Energy Corporation (NASDAQ:BWEN).  Prior thereto, Ms. Kushner served as Senior Vice President and Chief Financial Officer of Federal Signal Corporation from 2002 to 2008.  From 1989 to 2002, Ms. Kushner served FMC Corporation in various executive management capacities, including, Vice President and Treasurer, and Director, Financial Planning for FMC Corporation from 1997 to 2001, Group Financial Director for FMC UK from 1992 to 1997 and Chief Financial Officer of FMC Gold Company from 1989 to 1992.  Ms. Kushner began her career with Amoco Corporation working in various positions in their chemicals, international oil and minerals divisions.  She served on the Board of Directors for Hydro One from 2001 to 2004 and on the Board of Directors and Audit Chair for Wabash National Corporation from 2004 to 2010.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING MARCH 31, 2012

General

We are asking our shareholders to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.  In the event our shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and its shareholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed to us by Ernst & Young LLP for fiscal 2010 and 2011 are as follows:

	Fiscal Year
	2011	2010
	($ in thousands)
Audit Fees	$963	$878
Audit Related Fees	—	—
Tax Fees	$159	$169
All Other Fees	—	—

Total	$1,122	$1,047

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION
 OF OUR NAMED EXECUTIVE OFFICERS

We are required pursuant to Section 14A of the Exchange Act to provide a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as "Say-on-Pay") and a non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years.

The advisory vote on executive compensation is a non-binding vote on the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure, set forth in this proxy statement.

We maintain a compensation program that is comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, in support of our objective of providing superior value to shareholders and customers.  Our program is designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results.  Our business success depends on our ability to attract and retain executive talent through competitive compensation opportunities provided by our program.

For the reasons discussed above, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the shareholders hereby APPROVE, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement prepared in connection with its 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and narrative discussion).”

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE “FOR” THE APPROVAL OF THE COMPANY’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY
OF A SHAREHOLDER VOTE ON THE COMPENSATION
 OF OUR NAMED EXECUTIVE OFFICERS

We are also required pursuant to Section 14A of the Exchange Act to provide a separate non-binding, advisory vote whether the non-binding, advisory shareholder vote on the compensation of our named executive officers should occur every one, two or three years.  A shareholder has the right to vote for any one of the three options, or to abstain on the matter.

The Board of Directors has given serious consideration to the recommended frequency of the advisory vote on the compensation of our named executive officers. After considering the benefits and consequences of each option for holding the advisory vote on the compensation of our named executive officers, the Board of Directors recommends that shareholders approve holding the advisory vote on the compensation of our named executive officers once every year.

An annual advisory vote on the compensation of our named executive compensation will allow us to obtain information on shareholders’ views of the compensation of our named executive officers on a consistent basis. Additionally, an annual advisory vote on the compensation of our named executive officers will provide the Board of Directors and the Compensation and Succession Committee with more direct input from shareholders on our executive compensation policies, practices and procedures. Finally, an annual advisory vote on the compensation of our named executive officers is consistent with our objectives of engaging in regular dialogue with our shareholders on corporate governance matters, including our executive compensation philosophy, policies and programs.

For the reasons discussed above, the Board of Directors recommends that shareholders vote in favor of holding an advisory vote on the compensation of our named executive officers at an annual meeting of shareholders. When voting on  the frequency of the advisory vote on the compensation of our named executive officers, shareholders should understand that they are not voting “for” or “against” the recommendation of the Board of Directors to hold the advisory vote once every year. Rather, shareholders will have the option to choose whether to approve holding future advisory votes on the compensation of our named executive officers every one, two or three years, or to abstain entirely from voting on the matter.

The option that receives the most votes from shareholders will be the frequency of the advisory vote on the compensation of our named executive officers that shareholders recommend. This advisory vote is another means for shareholders to provide input on our compensation programs for named executive officers. Although your vote is not binding on the Board of Directors, the Board values the views of shareholders. The Board of Directors will review and give serious consideration to the outcome of this vote when making its determination as to the frequency of future advisory shareholder votes on the compensation of our named executive officers.
Shareholders are being asked to vote on the following resolution:

For the reasons discussed above, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that a non-binding advisory vote of the Company’s shareholders to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and narrative discussion) shall be held at an annual meeting of shareholders, beginning with the 2011 Annual Meeting of Shareholders, (i) every year, (ii) every two years, or (iii) every three years.”

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY THAT A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS BE HELD EVERY YEAR.

CORPORATE GOVERNANCE

General Corporate Governance Policy

Our Board of Directors believes that its overriding responsibility is to offer guidance and the benefit of its collective experience to help our management understand the risks confronting, and opportunities available to, our Company.  In furtherance of this responsibility, our Board of Directors has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures it deems important to the successful satisfaction of this responsibility.  These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, compensation and indemnification of our Directors, as well as with respect to specific transactions requiring the prior formal approval of our Board of Directors.  A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company’s website at www.cmworks.com.

Board Leadership Structure

The roles of the Company’s Chairman of the Board and Chief Executive Officer have been served by separate individuals since 1998. We believe this leadership structure supports our belief that it is the Chief Executive Officer’s responsibility to manage the Company and the Chairman’s responsibility to manage the Board.  Since Mr. Verebelyi’s election as our Chairman of the Board in August 2005, that position has been filled by an independent Director. As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have an independent Chairman whose sole job is leading the Board.

We believe our Chief Executive Officer and Chairman of the Board have an excellent working relationship that has allowed Mr. Tevens to focus on the challenges that the Company is facing in the current business environment.  By separating the roles of the Chairman of the Board and Chief Executive Officer positions, we ensure there is no duplication of effort between them.  We believe this provides strong leadership for our Board of Directors, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. As part of our annual Board of Directors self-evaluation process, we evaluate our leadership structure to ensure that it continues to provide the optimal structure for our Company and shareholders.  We believe our current leadership structure is the optimal structure for our Company at this time.

Board Composition and Diversity

Our Corporate Governance and Nomination Committee is responsible for developing the general criteria, subject to approval by our Board of Directors, for use in identifying, evaluating and selecting qualified candidates for election or re-election to the Board.  The Governance and Nomination Committee annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board.  The Corporate Governance and Nomination Committee, in recommending candidates for election or re-election to the Board, seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance and global markets.  When the Corporate Governance and Nomination Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the attributes of the existing Directors.

Although the Company has no policy regarding diversity, the charter of the Corporate Governance and Nomination Committee includes as a statement of responsibility that the Committee assure that the composition of the Board of Directors includes appropriate breadth, depth and diversity of experience and capabilities.  In identifying candidates for Director, the Corporate Governance and Nomination Committee and the Board of Directors take into account (i) the comments and recommendations of Directors made in connection with the Board’s annual self-evaluation regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members, (ii) the requisite expertise and sufficiently diverse backgrounds of the Board of Directors’ overall composition, (iii) the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors and (iv) all other factors it considers appropriate.

With respect to the nominees for re-election to the Board set forth in this proxy statement, the Corporate Governance and Nomination Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set above. In particular, with regard to Mr. Verebelyi, the Board of Directors and the Corporate Governance and the Nomination Committee considered his strong background in the manufacturing sector, believing that his experience with large multinational manufacturing corporations is invaluable in evaluating the performance of management and other aspects of the Company.  With regard to Mr. Fleming, strong consideration was given to his significant experience, expertise and background with regard to finance and accounting matters, including his role as chief financial officer of a global, publicly held corporation.  The Corporate Governance and Nomination Committee and the Board of Directors also considered the broad perspective brought by the experience of Messrs. Pinchuk, Rabinowitz, McCarthy and Ragot as senior executives of manufacturing companies with extensive international operations, which is very valuable to the Company as it strives to increase its global presence.  With regard to Ms. Goodspeed, her strong background in information technology was strongly regarded, since the integration of the Company’s technology platforms across its global enterprise is an important factor in the Company’s growth strategy.  The Corporate Governance and Nomination Committee and the Board of Directors also considered the nearly 20 years of experience with the Company represented by Mr. Tevens, our Chief Executive Officer.  With regards to the nomination of Ms. Kushner, the Board of Directors was looking for an experienced, financial executive to follow Mr. Creek. Ms. Kushner has significant financial operations experience in the areas of accounting, audit, financial planning and analysis, tax and treasury.  She also has an MBA with a concentration in corporate and international finance from Pennsylvania’s Wharton School.

Board of Directors Independence

Our Board of Directors has determined that each of its current members, other than Mr. Tevens, is independent within the meaning of the Nasdaq Stock Market, LLC listing standards as currently in effect.

Board of Directors Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate.  All Directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves, and are also invited, but not required, to attend the Annual Meeting.  Agendas for meetings of the Board of Directors generally include executive sessions for the independent Directors to meet without the management Director present. During the fiscal year ended March 31, 2011, our Board of Directors held eight meetings.  Each Director attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings held by all committees of our Board of Directors on which he or she served.  All Directors attended the 2010 Annual Meeting.

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value.  A fundamental part of the Company’s risk management is not only understanding the risks it faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company’s internal auditors. The Company’s General Counsel and his staff assist the Board of Directors in fulfilling its oversight responsibility with respect to regulatory and compliance issues that affect the Company.  In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

Audit Committee

Our Board of Directors has a standing Audit Committee comprised of Mr. Fleming, as Chairman, and Messrs. Creek, Rabinowitz and McCarthy and Ms. Goodspeed.  Each member of our Audit Committee is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the Nasdaq Stock Market, LLC rules currently in effect.  In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming and Creek qualifies as an “audit committee financial expert.”  The duties of our Audit Committee consist of (i) appointing or replacing our independent auditors, (ii) pre-approving all auditing and permitted non-audit services provided to us by our independent auditors, (iii) reviewing with our independent auditors and our management the scope and results of our annual audited financial statements, our quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of our financial statements, (iv) reviewing our management’s assessment of the effectiveness of our internal controls, as well as our independent auditors’ report on this assessment, (v) reviewing insider and affiliated party transactions and (vi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting or internal controls.  The Audit Committee is governed by a written charter approved by the Board of Directors.  A copy of this charter is posted on the Investor Relations section of our website at www.cmworks.com.  Our Audit Committee held eight meetings in fiscal 2011.

Compensation and Succession Committee

Our Compensation and Succession Committee consists of Mr. Rabinowitz, as Chairman, and Messrs. Fleming, Pinchuk, McCarthy and Ragot.  Each Director who serves on the Compensation and Succession Committee is an independent Director under the Nasdaq Stock Market, LLC rules currently in effect.  The principal functions of this Committee are to (i) review and make recommendations to the Board of Directors concerning our compensation strategy, (ii) establish corporate performance measures and goals under our performance-based incentive programs, (iii) determine individual compensation targets for our executive officers under our incentive programs, (iv) evaluate and certify whether performance goals have been met at the end of the performance period, (v) determine salary increases and award amounts for individual executive officers, (vi) review and approve (or recommend to the Board of Directors for approval) any material changes to our salary, incentive, and benefit programs and assure that these programs are administered in a manner consistent with the compensation strategy, (vii) review and make recommendations to the Board of Directors concerning equity grants, (viii) assess and evaluate risk in connection with our compensation plans and programs  and (ix) perform other functions as identified in the Compensation and Succession Committee charter.  The Compensation and Succession Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.cmworks.com.  Our Compensation and Succession Committee held four meetings in fiscal 2011.  Additional information on the Compensation and Succession Committee’s processes and procedures are addressed in the Compensation Discussion and Analysis below.

Corporate Governance and Nomination Committee

Our Corporate Governance and Nomination Committee is responsible for (i) evaluating the composition, organization and governance of our Board of Directors and its committees, (ii) monitoring compliance with our system of corporate governance and (iii) developing criteria, investigating and making recommendations with respect to candidates for membership on our Board of Directors.  This Committee is chaired by Ms. Goodspeed and includes Messrs. Creek, Pinchuk and Ragot.  Each member of the Corporate Governance and Nomination Committee is an independent Director under the Nasdaq Stock Market, LLC rules currently in effect.  Our Corporate Governance and Nomination Committee does not solicit direct nominations from our shareholders, but will give due consideration to written recommendations for nominees from our shareholders for election as directors that are submitted in accordance with our by-laws.  See the information contained herein under the heading “Shareholders’ Proposals.”  Generally, a shareholder who wishes to nominate a candidate for Director must give us prior written notice thereof, which notice must be personally delivered or mailed via registered first class mail, return receipt requested, to our Secretary and must be received by our Secretary not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s Annual Meeting. If such nomination is given in connection with a special meeting for the election of Directors, it must be received not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting or (y) the 10th day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The shareholder’s recommendation for nomination must contain the following information as to each nominee for Director: the nominee’s name, age, business address and residence address; the nominee’s principal occupation or employment for the previous five years; the number of shares of our common stock owned by such candidate; and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors pursuant to our By-Laws and Regulation 14A under the Exchange Act.  A shareholder’s recommendation must also set forth: such shareholder’s name and address as they appear on our books and records; the number of shares of each class of our capital stock that are beneficially owned and held of record by such shareholder; any material interest of such shareholder in such nomination; any other information that is required to be provided by such shareholder pursuant to our By-Laws and Regulation 14A under the Exchange Act in his or her capacity as a proponent to a shareholder proposal; and a signed consent from each nominee recommended by such shareholder that such nominee is willing to serve as a Director if elected.  Any nomination not made in strict accordance with the foregoing provisions will be disregarded at the direction of our Chairman of the Board.  The Corporate Governance and Nomination Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at www.cmworks.com.  Our Corporate Governance and Nomination Committee held four meetings in fiscal 2011.

Code of Ethics

Our Board of Directors adopted a Code of Ethics which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers.  This Code of Ethics is posted on the Corporate Governance section of the Company’s website at www.cmworks.com.  The Company will disclose on its website any amendment to this Code of Ethics or waiver of a provision of this Code of Ethics, including the name of any person to whom the waiver was granted.

Director Stock Ownership Guideline

Our General Corporate Governance Policy contains a guideline whereby all Directors are asked to beneficially own not less than 9,000 shares of our common stock within five years of becoming a Director, or by April 1, 2013, whichever occurs later. Any Restricted Stock Units granted to a Director pursuant to the Columbus McKinnon Corporation 2006 Long Term Incentive Plan (the “Omnibus Plan”) or any successor plan are included in determining the number of shares owned by such Director for these purposes.

Director Compensation

The following table sets forth the cash compensation as well as certain other compensation (stock awards) paid to the Company’s Directors during the year ended March 31, 2011:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total Compensation
Wallace W. Creek	$55,000	$55,515	$110,515

Richard H. Fleming	$71,000	$55,515	$126,515

Linda A. Goodspeed	$63,000	$63,560	$126,560

Liam G. McCarthy	$55,000	$49,809	$104,809

Nicholas T. Pinchuk	$55,000	$55,515	$110,515

Stephen Rabinowitz	$65,000	$63,560	$128,560

Christian B. Ragot	$55,000	$49,809	$104,809

Timothy T. Tevens (2)	—	—	—

Ernest R. Verebelyi	$100,000	$55,515	$155,515

 _____________________

(1)
Represents the amount recognized for financial statement reporting purposes in accordance with FAS No. 123(R) using the assumptions set forth in the footnotes to the financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

(2)	Mr. Tevens receives no separate compensation as a Director of the Company.

The following table provides a breakdown of annual retainers and fees  earned by Directors:

Director	Annual Retainer (1)	Chairman of the Board	Committee Chair Fees(2)	Total Annual Fees

Wallace W. Creek	$90,000	$0	$0	$90,000

Richard H. Fleming	$90,000	$0	$16,000	$106,000

Linda A. Goodspeed	$90,000	$0	$8,000	$98,000

Liam G. McCarthy	$90,000	$0	$0	$90,000

Nicholas T. Pinchuk	$90,000	$0	$0	$90,000

Stephen Rabinowitz	$90,000	$0	$10,000	$100,000

Christian B. Ragot	$90,000	$0	$0	$90,000

Ernest R. Verebelyi	$90,000	$45,000	$0	$135,000

(1)	$35,000 of the annual retainer is granted and paid in Company stock. The balance of $55,000 is paid in quarterly cash installments.

(2)
Committee Chairpersons each receive an additional annual retainer, as follows:  Audit Committee $16,000, Compensation and Succession Committee $10,000 and Corporate Governance and Nomination Committee $8,000.

In addition, each Director is granted 1,300 restricted stock units annually which vest over 3 years.  No additional fees are paid for attendance at Board of Director or committee meetings.  Our directors are reimbursed for reasonable expenses incurred in attending such meetings.

Directors’ and Officers’ Indemnification Insurance

Effective April 1, 2011, we renewed our directors and officers indemnification insurance coverage with the US Specialty Insurance Company (“HCC”), Axis Reinsurance Company, Federal Insurance Company (“Chubb”) and Columbia Casualty Company (“CNA”) for a term of one year at a cost of $311,750.  The total insurance coverage is $40,000,000 of “Side A” coverage and $30,000,000 of “Side B” coverage and “Side C” coverage, with HCC providing $10,000,000 of each type of coverage, Axis Reinsurance Company providing $10,000,000 of each type of coverage, CNA providing $10,000,000 of each type of coverage and Chubb providing $10,000,000 of “Side A” coverage only.  The Chubb policy provides coverage to our executive officers and directors individually where exposures exist for which we are unable to provide direct indemnification.

Contacting the Board of Directors

Our Board of Directors has adopted a written policy regarding communications with our Board of Directors.  A copy of this policy is posted on the Investor Relations section of the Company’s website at www.cmworks.com.

OUR EXECUTIVE OFFICERS

Executive Officers

The following table sets forth certain information regarding our executive officers:

Name	Age	Position

Timothy T. Tevens	55	President, Chief Executive Officer and Director

Karen L. Howard	49	Vice President – Finance and Chief Financial Officer

*Wolfgang Wegener	63	Vice President and Managing Director - Columbus McKinnon Europe

**Joseph J. Owen	50	Vice President – Global Supply Chain

Gene P. Buer	59	Vice President – the Americas

Charles R. Giesige	55	Vice President – Corporate Development

Richard A. Steinberg	57	Vice President – Human Resources

Dr. Ivo Celi	49	Managing Director - EMEA (Europe, Middle East, Africa)

Eric Woon	52	Managing Director - APAC (Asia Pacific)

Alan S. Korman	50	General Counsel and Assistant Secretary
__________________

All of our executive officers are elected annually at the first meeting of our Board of Directors following the Annual Meeting of Shareholders and serve at the discretion of our Board of Directors.  There are no family relationships between any of our officers or Directors. Recent business experience of Mr. Tevens is set forth above under “Election of Directors.”  Recent business experience of our executive officers who are not also Directors is as follows:

Karen L. Howard was elected Vice President in January 1997 and named our Chief Financial Officer in January 2006 after having served as interim Chief Financial Officer since August 2005 and Treasurer since August 2004.  From January 1997 to August 2004, Ms. Howard served as Vice President – Controller.  From June 1995 to January 1997, Ms. Howard was employed by us in various financial and accounting capacities.  Prior thereto, Ms. Howard was employed by Ernst & Young LLP as a certified public accountant.

Wolfgang Wegener was elected Vice President and Managing Director - Columbus McKinnon Europe in October 2006.  From January 1986 to October 2006, Mr. Wegener served as Managing Director of Yale Industrial Products GmbH, our German subsidiary.  Prior thereto, he served in various financial management positions within that company.  *Mr. Wegener retired in October 2010.

Joseph J. Owen was elected Vice President – Global Supply Chain in July 2010.  Prior thereto, he has been a Vice President of our Company since August 1999, most recently serving as Vice President – Supply Chain Management.  From April 1997 to August 1999, Mr. Owen was employed by us as Corporate Director - Materials Management.  Prior to joining us, Mr. Owen was employed by Ernst & Young LLP in various management consulting capacities. **Mr. Owen left the Company in May, 2011.

Charles R. Giesige was elected Vice President – Corporate Development in July 2010.  From May 2009 to July 2010, he served as our Vice President Rigging – the Americas.  He joined our Company in July 2006, initially serving as Executive Director and General Manager of our CM Hoist division and later as Executive Director of Chain and Forgings.  Prior to joining our Company, Mr. Giesige was employed as Vice President and General Manager of C&D Technologies, Inc. from 1999 to 2006.

Gene P. Buer was elected Vice President – the Americas in July 2010.  He served as Vice President Hoist Products – the Americas from May 2009 to July 2010.  In October 2005, Mr. Buer joined the Company as President of our Crane Equipment & Service, Inc. subsidiary.  In April 2007, he also assumed the position of Executive Director of our CM Hoist division.  Prior to joining our Company, Mr. Buer owned and operated a marketing and business consulting service from October 2003 to October 2005.

Richard A. Steinberg has been employed by us since August 2005, initially as Director – Human Resources and, since November 2005, as Vice President - Human Resources.  Prior to joining us, Mr. Steinberg was employed by Praxair Inc. for ten years in various human resources capacities, most recently as a Region Leader and Human Resource Manager.  Prior to joining Praxair in 1995, he held human resources positions at Computer Task Group Inc. located in Buffalo, New York and at The Goodyear Tire and Rubber Company located in Akron, Ohio.

Dr. Ivo Celi joined Columbus McKinnon in early 2010 as the Managing Director - EMEA successor and assumed that position effective April 1, 2010.  Prior to joining CMCO, Dr. Celi progressed through roles of increasing responsibility with Hilti AG, most recently as Senior Vice President - Business Unit Diamond Systems.

Eric Woon joined Columbus McKinnon in 2009 as the Managing Director successor -  APAC successor and has recently assumed full responsibility for that region. Prior thereto, he served as President of Volvo Construction Equipment China, and as President and CEO of Tesa Tape Asia Pacific.

Alan S. Korman was elected General Counsel and Assistant Secretary in January 2011.  From 1994 until January 2011, he served in various senior executive roles of responsibility at Ivoclar Vivadent, Inc., including Vice President, General Counsel and Secretary, and President of Pentron Ceramics, Inc., a wholly-owned subsidiary.  Prior to joining Ivoclar, Mr. Korman was engaged in private practice at the law firm of Nixon Peabody in Buffalo, New York.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation and Succession Committee Report on Executive Compensation

The Compensation and Succession Committee of the Board of Directors recommends the compensation for our Chief Executive Officer and Chief Financial Officer to the full Board of Directors for approval and approves the compensation for our other executive officers.  This Committee is composed entirely of Directors who are neither executive officers nor employees of our Company.  In addition, the Compensation and Succession Committee recommends grants under our 2010 Long Term Incentive Plan and oversees the administration of other compensation plans and programs.

The Compensation and Succession Committee has reviewed the Compensation Discussion and Analysis set forth below and has discussed it with management.  In reliance on the reviews and discussions referred to above, the Compensation and Succession Committee recommended to the Board of Directors (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended March 31, 2011 for filing with the Securities and Exchange Commission.

May 22, 2011	Stephen Rabinowitz, Chairman Richard H. Fleming Liam G. McCarthy Nicholas T. Pinchuk Christian B. Ragot

Compensation Discussion and Analysis

Overview

We are a leading worldwide designer, manufacturer and marketer of material handling products, systems and services, which efficiently and ergonomically move, lift, position or secure material.  Key products include hoists, cranes, actuators and lifting and rigging tools.  We are focused on commercial and industrial applications that require the safety and quality provided by our superior design and engineering know-how.

The successful execution of our business strategy depends on our ability to attract, motivate, reward, and retain executive talent with the skills to foster innovative product and service development and grow the business in developing markets with the greatest opportunity.  Our executive compensation program is designed to support this strategy by:

•	attracting and retaining key executive talent by offering a competitive compensation program;
•	motivating executive actions that lead to sustained superior performance; and
•	aligning executive compensation with returns delivered to shareholders.

Overview of Fiscal Year 2011 Business Results and Performance-Based Compensation

At the beginning of fiscal 2011, in anticipation of economic recovery and realizing benefits from our North American facility consolidation initiative begun in fiscal 2010, our priorities were to improve profits and generate free cash flow, while strategically investing in high-potential markets and new products.  Accordingly, our Annual Incentive Plan for fiscal 2011 was designed to focus on operating income, cash flow and execution of strategic initiatives.  Results were favorable relative to the operating income due to increased profits on revenue growth and cost reductions.  Results were also favorable relative to individually determined strategic initiatives for each executive.  Results were unfavorable relative to the cash flow measure primarily due to higher than targeted working capital increases.  Accordingly, actual Annual Incentive Plan compensation earned by the Named Executive Officers (“NEOs”) for 2011 averaged approximately 61% of the target compensation opportunities established for each NEO at the start of the fiscal year.  In addition, our NEOs receive 40% of their long term incentive compensation in the form of performance restricted stock units which, based upon our relative total shareholder return, did not meet the required threshold level of performance for the three year period ending March 31, 2011, and thus no award was earned.  As a result the performance restricted stock units originally granted on May 19, 2008 were forfeited.

Further details regarding fiscal year 2011 performance can be found in the “Components of Compensation” section.

Compensation Philosophy and Objectives

In making decisions with respect to compensation for our NEOs and other executives, the Compensation and Succession Committee of the Board of Directors (the “Compensation Committee”) is guided by the following objectives:

•
Our compensation program should be comprehensive, consisting of base salary, annual incentives, long term incentives and benefits, designed to support our objective of providing superior value to shareholders and customers;

•
Our compensation program should be designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long term results; and

•	Our business success depends on our ability to attract and retain executive talent through competitive compensation opportunity.

The Compensation and Succession Committee’s Role

Our compensation program is administered by the Compensation Committee.

The Compensation Committee establishes performance objectives for the Chief Executive Officer (“CEO”) based on our annual business plan and long term strategic goals approved by the Board of Directors.  Progress against these goals is monitored on a quarterly basis.  The Compensation Committee evaluates the CEO’s performance against these goals annually, with input to the evaluation from all independent Directors. The Compensation Committee also considers market data validated by our independent consultant, comparisons of our performance to our peers, strategic achievements during the year, such as acquisitions and their integration into our business, and value-creating divestitures.  Based on these factors, the Compensation Committee makes recommendations concerning base salary increases, annual incentive award targets and payments under the Annual Incentive Plan and targets and awards under our long term incentive program.  The Compensation Committee has regularly-scheduled executive sessions to discuss CEO performance and compensation and other matters without any executive officers present.  All aspects of the CEO’s compensation are approved by our full Board of Directors upon recommendations made by the Compensation Committee, which is comprised totally of independent Directors.

Except for the CEO and CFO, the Compensation Committee reviews and approves base salary increases, Annual Incentive Plan targets and awards, long term incentive program targets and awards and similar arrangements for the other NEOs in the Summary Compensation Table below after receiving recommendations from our CEO with input from the Vice President - Human Resources and our independent consultant.  The Compensation Committee makes the final decision and approves compensation decisions for all NEOs as well as all other executive officers, except for the CEO and CFO.  All aspects of the CEO’s and CFO’s compensation are finally approved by our full Board of Directors.

The Compensation Committee’s composition is described in more detail in this proxy statement under the section above entitled “Corporate Governance - Compensation and Succession Committee.”

Compensation Committee Advisors

The Compensation Committee has the authority under its charter to engage the services of outside consultants, to determine the scope of the consultants’ services, and to terminate such consultants’ engagement.  In fiscal year 2011, the Compensation Committee continued its engagement of Exequity, LLP (“Exequity”), an independent compensation consulting firm, to advise the Compensation Committee on certain matters related to executive compensation including:

•	a competitive compensation review of the CEO and other executive officer positions; and
•	executive compensation trend data, including plan design.

In fiscal year 2011, Exequity reviewed market data based upon the Company’s target labor market for executive talent, presented market trends, proposed compensation and consulted on compliance issues.  Additionally, Exequity attended in person or by conference telephone all Compensation Committee meetings.

Management’s Role in the Compensation-Setting Process

Our management is involved in the following executive compensation processes:

•	The Vice President-Human Resources (“VP HR”) develops and oversees the creation of background and supporting materials for distribution to the Compensation Committee prior to its meetings;
•	The CEO, VP HR and Secretary attend all Compensation Committee meetings;
•
The CEO, VP HR and Director, Compensation and Benefits annually present and make recommendations to the Compensation Committee relating to annual incentives and long term incentive plan designs and changes, if warranted;

•	The CEO recommends to the Compensation Committee base salary, target annual incentive and target long term incentive adjustments for all executives, excluding the CEO;
•	The VP HR receives executive session decisions, actions and underlying rationale for implementation, as appropriate, following the Committee’s executive sessions; and
•	The VP HR regularly consults with and briefs the Compensation Committee chairman between scheduled meetings of the Compensation Committee.

Elements of Our Compensation Program for Named Executive Officers

Our compensation philosophy and objectives are achieved by using the following elements in our compensation program for NEOs:

Element of Compensation Program	Employees Covered	Description	Key Objectives Promoted
Annual Compensation

• Salary	All salaried employees	Fixed annual compensation paid in accordance with our regular payroll procedures during the year.	Designed to be market competitive and enable us to attract and retain talented executives.
• Annual Incentive	Approximately 150 employees	Variable compensation based on performance achieved against pre-established goals during a one-year period.	Designed to motivate and reward achievement of financial, operational and strategic business goals.
Long Term Compensation

• Stock Options	Approximately 40 employees
Right to purchase stock at a set
price for a period of time after
the right vests. Stock option grant
sizes represent between 30% and
50% of each participant’s long term incentive target opportunity. Grants generally vest 25% per year commencing on the first anniversary
of the grant.

Designed to be market competitive, motivate and reward achievement of stock price growth, and align employees’ interests with those of our shareholders.
• Restricted Stock or Restricted Stock Units	Approximately 40 employees
Shares of restricted stock or restricted stock units (“RSUs”) (which directly mirror the value of our stock) which represent between 30% and 50% of each participant’s long term incentive target value. Grants generally vest 25% per year commencing on the first anniversary of the grant.
Designed to retain executives and align their interests with those of our shareholders.

Element of Compensation Program	Employees Covered	Description	Key Objectives Promoted
• Performance Restricted Stock Units or Shares	8 executives
RSUs which are earned based
on our three year total shareholder
return versus a comparator group.
Initial grants represent 40% of each
executive’s long term incentive
target value.  Initial grants are
adjusted by a multiplier between
0% and 150% based upon the
actual performance.
Designed to be market competitive, motivate and reward achievement of long term operational and strategic business goals, align pay with performance and drive long term shareholder value.
Other Compensation Elements

• Qualified Pension Compensation	Generally, all non-union, U.S. employees	Company funded retirement benefits provided to employees, the amount of which depends on an employee’s years of service with us and final compensation.	Designed to be market competitive and enable us to attract and retain talented employees.
• Qualified Deferred Compensation	Generally, all non-union, U.S. employees
A 401(k) retirement savings plan
that enables employees to defer a
portion of their compensation.
The Plan allows the Company the discretion to make matching contributions.  During fiscal year
2011 the Company provided a
matching equal to 25% of the
employees contributions up to
6% of eligible pay.

Designed to be market competitive and enable us to attract and retain talented employees.
●Non-Qualified Deferred Compensation	Approximately 40 executives and all Directors	A retirement savings plan that enables executives and Directors to defer a portion of their cash compensation in excess of the limits established by the qualified deferred compensation plan.	Designed to enable us to attract and retain talented executives and Directors.
• Employee Stock Ownership Plan	All non-union, U.S. employees	A plan that enables employees to earn and share in our ownership.	Designed to help align employees’ interests with those of our shareholders.

Element of Compensation Program	Employees Covered	Description	Key Objectives Promoted
• Severance Protection (pre- Change in Control)	Generally, all non-union, U.S. employees	Severance protection providing severance equal to one week of salary for every year of service with us.	Designed to be market competitive and enable us to attract and retain talented employees.
• Severance Payments and Benefits after a Change in Control	12 executives
Severance protection providing severance equal to a multiple of salary and target bonus in the
event of a termination without
Cause by us or for Good Reason
by the Executive following a
Change in Control.

In addition to the Severance Protections above, designed to promote executive neutrality toward Change in Control transactions that may pose an employment risk as well as retain executives through a Change in Control transaction.

• Perquisites	Select non-U.S. executives	Personal benefits provided to the executive including a car.	Designed to be market competitive and facilitate the executives’ attention to the business.

Executive Compensation Policies and Practices

Our Target Labor Market

In administering the compensation program, the Compensation Committee relies on market information provided periodically by its independent consultant.  For benchmarking compensation, the Compensation Committee reviews compensation data for industrial companies of comparable size, which reflect the types of companies with which we compete for talent.  Here, we use a broader industrial market reference because the number of direct product and service market competitors is limited. Many of the companies that provide similar products and services are either privately-held, headquartered overseas, or part of a larger enterprise; therefore, executive compensation data may be either unavailable or of limited applicability to the U.S. labor market in which we principally compete.

Historically, we have used a peer group for benchmarking compensation.  The peer group incorporates companies that we consider primary competitors for talent and capital.  The peers consist of industrial companies of comparable size to us (generally one-half to twice our size in terms of revenue), which typically have significant employee populations in manufacturing, product engineering and sales.  In selecting the peers, the Compensation Committee excluded some companies that fit the above description but had low relative corporate governance ratings. The compensation peer group for fiscal year 2011 consisted of the following companies:

• Actuant Corp.
• Alamo Group Inc.
• Altra Holdings Corp.
• Barnes Group Inc.
• Blount International
• Cascade
• Circor International
• Clarcor Inc.
• Colfax Corp.
• Enpro Industries, Inc.
• Esco Technologies, Inc.
• Federal Signal Corp.
• Gardner Denver Inc.
• Graco, Inc.
• Idex Corp.

• Kadant, Inc.
• Kaydon Corp.
• Lydall, Inc.
• Miller Industries
• Nordson Corp.
• Robbins & Myers
• Tennant Co.
• Thermadyne Holdings Corp.
• Titan International, Inc.
• Twin Disc, Inc.
• Valmont Industries, Inc.
• Wabash National Corp.
• Watts Water Technologies, Inc.
• Xerium Technologies, Inc.

In addition, we also consider data from compensation surveys published by leading compensation consulting and advisory firms including Mercer Benchmark Survey – Executive.  The survey analysis targets companies of comparable size in the durable goods manufacturing sector, supplemented with general industry data as needed.

The analysis of both the peer group and published surveys includes base salary, annual bonus, long term compensation and total compensation.

Our Target Pay Mix

The total compensation package for our executive officers consists of base salary, annual incentives, long term incentives and benefits.  In determining both the target level of compensation and mix of compensation elements, we consider market practice, business objectives, expectations of our shareholders, and our own subjective assessment of individual executives’ performance, growth and future potential.

We have chosen a target mix of base salary, annual incentives and long term incentives that generally reflects our peer industrial companies, with actual pay mix based on the performance of our Company and of the individual.  Peer company practices will continue to be monitored as one reference point as we make decisions regarding target pay mix.  However, we will also continue to make strategic decisions based on our unique business objectives and circumstances, which may differ from peer company practices and circumstances.

We believe the current target pay mix achieves several important objectives: it supports a strong pay-for-performance culture; it balances the focus on annual and long term objectives in support of our business strategy; it satisfies the need for flexibility to motivate and reward exceptional performance; and it maximizes tax deductibility of compensation.

The approximate current target pay mix for our executive officers is set forth in the table below.  The target pay mix for each NEO is based on current base salary and targeted annual and long term incentive multiples as a percentage of base salary.

Executive Officer	Base Salary	Annual Incentives	Long Term Incentives

Timothy T. Tevens, President and Chief Executive Officer (CEO)	29%	21%	50%

Karen L. Howard, Vice President – Finance and Chief Financial Officer (CFO)	42%	21%	37%

Gene P. Buer, Vice President Hoist and Rigging – Americas	43%	19%	38%

Charles R. Giesige, Vice President - Corporate Development	43%	19%	38%

Ivo Celi, Managing Director - EMEA	51%	23%	26%

The following table shows the dollar values of our fiscal year 2011 target direct pay opportunities for our NEOs:

Executive Officer	Base Salary	Annual Incentive Target Opportunity	Total Cash Compensation Opportunity	Long Term Incentive Target Opportunity	Total Target Pay Opportunity

Timothy T. Tevens, President and Chief Executive Officer (CEO)	$605,000	$453,750	$1,058,750	$1,058,750	$2,117,500

Karen L. Howard, Vice President – Finance and Chief Financial Officer (CFO)	$288,100	$144,050	$432,150	$259,290	$691,440

Gene P. Buer, Vice President Hoist and Rigging – Americas	$230,000	$103,500	$333,500	$207,000	$540,500

Charles R. Giesige, Vice President - Corporate Development	$222,000	$99,900	$321,900	$199,800	$521,700

Ivo Celi, Managing Director - EMEA	$234,069	$105,331	$339,400	$117,035	$456,435

Factors Considered in Making Compensation Decisions

Actual compensation levels are a function of Company and individual performance as described under each specific compensation element below.  When making pay decisions, the Compensation Committee considers the competitiveness of individual elements of compensation, as well as the aggregate sum of base salary, annual incentives and the expected value of long term incentives (determined at grant) for an executive officer.  Awards are generally prorated if an NEO is promoted during the year, based on the timing of the promotion.  The Compensation Committee may also consider salary increase history, past bonus awards and past equity awards as context in understanding year-to-year changes in compensation and retention effect of prior awards. Under the Annual Incentive Plan and Performance RSU grant, initial awards are determined based upon target values established for each of the NEOs and then adjusted upon comparison of actual performance to pre-established criteria.  The Compensation Committee retains the discretion to decrease the size of individual awards in situations where an executive officer’s individual performance falls below expectations. Final decisions on any major element of compensation, as well as total compensation for executive officers, are made by the Compensation Committee or the Board of Directors.  Our Compensation Committee is comprised entirely of non-employee Directors and our CEO does not participate in discussions related to his compensation when presented to the Board of Directors.

The compensation program is generally applied consistently to NEOs.  Exceptions related to CEO compensation are noted throughout this report.

  The Compensation Committee’s Position on Compensation and Excessive Risk

In establishing the structure and levels of executive compensation, the Compensation Committee has been mindful of the potential for risk taking by management to achieve certain target or above target incentives.  The Compensation Committee has sought to balance fixed and variable compensation, short-term and long term compensation, the performance metrics used in determining incentive compensation and the level of in-service and post-retirement benefits to mitigate against unnecessary or excessive risk taking.  Additionally, the Company has adopted policies and programs which encourage management not to take excessive risks including:

•	A minimum cash flow trigger, which must be satisfied before any payouts can be made under the Annual Incentive Plan;
•	Stock Ownership guidelines for all officers; and
•	A comprehensive Clawback Policy.

Components of Compensation

Base Salary

Base salary provides a fixed amount of compensation appropriate to attract and retain key executives and to underpin the cyclicality of our business that can cause fluctuations in variable compensation from year to year. The Compensation Committee reviews base salaries on an annual basis, recommends adjustments to the CEO’s and CFO’s salaries to the Board of Directors, and approves adjustments for other NEOs.  Salary adjustments are based on an assessment of the individual executive’s performance and our goal of achieving market parity with the salaries of executives in the competitive market, recognition of promotion or other increases in responsibility, the scope of the executive’s role relative to our other executives, and the general economic environment impacting the Company.  History of salary increases may also be reviewed and considered. Mid-year adjustments are considered when there is a significant change in the executive’s role or responsibility.

The Compensation Committee has recommended that any adjustments to salary for an executive officer will depend upon a formal annual review of job performance, accomplishments and progress toward individual and/or overall goals and objectives for each segment of our business that such executive officer oversees, as well as his or her contributions to our overall direction.  Long term growth in shareholder value is an important factor.  The results of executive officers’ performance evaluations, as well as their demonstration and support of the Company’s values, including strong ethics, leadership style, and sound corporate governance, form a part of the basis of the Compensation Committee’s decision to approve, at its discretion, or recommend to the Board for the CEO and CFO, future adjustments in base salaries of our executive officers.

For fiscal year 2011, Mr. Buer received a salary adjustment of $30,000 to reflect his promotion to Vice President – Hoist and Rigging – Americas.  In addition, the voluntary 5% forfeiture of salary which was implemented in fiscal year 2009 was ended effective April 1, 2010.  For fiscal year 2011 no other actions were taken related to our NEOs base salary.

The Committee approved the following base salary adjustments effective April 1, 2010 for our NEOs:

Executive Officer	Base Salary(1)	FY 2011 Base Salary Adjustments	FY 2011 Base Salary	Percentage Increase

Timothy T. Tevens, President and Chief Executive Officer (CEO)	$605,000	$0	$605,000	0.0%

Karen L. Howard, Vice President – Finance and Chief Financial Officer (CFO)	$288,100	$0	$288,100	0.0%

Gene P. Buer, Vice President Hoist and Rigging – Americas	$200,000	$30,000	$230,000	15.0%

Charles R. Giesige, Vice President - Corporate Development	$222,000	$0	$222,000	0.0%

Ivo Celi, Managing Director - EMEA	$234,069	$0	$224,300	0.0%

(1) The voluntary 5% reduction was ended on April 1, 2010 and each of the NEOs base salaries was restored to their previously approved levels.

Annual Incentive Plan

The purpose of the Annual Incentive Plan is to attract, motivate, reward, and retain highly qualified executives on a competitive basis and provide financial incentives that promote Company success.

At the beginning of each fiscal year, our Compensation Committee recommends, and our Board approves, the key measures or “Drivers” for the Annual Incentive Plan.  The Annual Incentive Plan focuses on the short-term goals that are most important to our success over the fiscal year and that are generally within the control of the participants.  It is the policy and ongoing intention of our Board of Directors to establish targeted performance levels for each Driver at the beginning of the fiscal year or the start of the respective performance period.  Targeted performance levels are generally set for our Company as a whole, but may also encompass individual business units, groups, divisions, or individual performance levels, as appropriate.  Drivers and targeted performance levels are based on the Board of Directors’ assessment of our priorities, outlook, current and projected economic conditions and other pertinent factors, and are intended to be challenging, but achievable with significant and effective effort.  The Board of Directors reviews audited year-end results to determine whether targeted performance levels have been met.  The Board of Directors retains discretion to cap, reduce, or eliminate payments under the Annual Incentive Plan.

The Board of Directors also determines the weighting to be assigned to each Driver.  For most Drivers, goals are set at threshold, target, and maximum levels.  Payouts for these Drivers are determined by multiplying the appropriate weighting by the percentages outlined in the table below; linear interpolation is used to determine percentages when performance falls between levels.  The aggregate payout to any NEO may not exceed 300% of target.

Driver Performance Level	Percentage of Target (to be multiplied by weight for each Driver)

Maximum Performance Level (or higher)	300%
Target Performance Level	100%
Threshold Performance Level	50%
Below Threshold Performance Level	0%

Fiscal Year 2011 Annual Incentive Plan Design

The Annual Incentive Plan (AIP) for fiscal year 2011 was designed to help us focus on managing through challenging times and to strategically position our company for the eventual recovery.  For fiscal 2011, thirty percent of our NEOs’ target was based upon Consolidated Cash Flow, forty percent of our NEOs’ target was based upon Earnings Before Interest and Taxes (EBIT) at either the Consolidated or respective Business Unit level and the remaining thirty percent of our NEOs’ target was based upon strategic measures which were established for each NEO separately.  Drivers and associated weightings for fiscal year 2011, which were established by the Board of Directors for each executive officer, are shown below.  Lastly, our CEO has the ability to assign an individual performance factor to each of the individual NEOs, other than CEO, of up to 25% up or down based upon his evaluation of their individual performance.

Cash Flow and EBIT Measures and Weights – 70% of Plan

Fiscal 2011 Drivers	Timothy T. Tevens	Karen L. Howard	Gene P. Buer		Charles R. Giesige		Ivo Celi

Consolidated Cash Flow April 1, 2010 – March 31, 2011	30%	30%	30%		30%		30%

Consolidated EBIT April 1, 2010 – March 31, 2011	40%	40%	N/A		30	%(2)	N/A

Hoist and Rigging – America’s EBIT April 1, 2010 – March 31, 2011	N/A	N/A	30	%(1)	N/A		N/A

Hoist – America’s EBIT April 1, 2010 – March 31, 2011	N/A	N/A	10	%(1)	N/A		N/A

Rigging – America’s EBIT April 1, 2010 – March 31, 2011	N/A	N/A	N/A		10	%(2)	N/A

CMCO – EMEA EBIT April 1, 2010 to March 31, 2011	N/A	N/A	N/A		N/A		40%

(1)
Mr. Buer was responsible for North American Hoist Products only from April 1, 2010 to June 30, 2010.  Beginning on July 1, 2010 Mr. Buer was promoted to lead our Hoist and Rigging Products business for all of the America’s.  Mr. Buer’s EBIT measures were prorated accordingly for fiscal year 2011.

(2)
Mr. Giesige was responsible for our Rigging America’s business from April 1, 2010 to June 30, 2010.  Beginning July 1, 2010 Mr. Giesige became the Vice President of Corporate Development.  Mr. Giesige’s EBIT measures were prorated accordingly for fiscal year 2011.

Strategic Measures and Weights – 30% of Plan

Mr. Tevens’ strategic measures included strategic revenue growth (market share, new products, market penetration, net of product rationalization and currency).  Ms. Howard’s strategic measures included the strategic development and implementation of our strategic plan for the finance function as well as leading improvements related to our accounting systems.  Mr. Buer’s strategic measures were based upon the Hoist Group strategic plan which included managing the realignment of our manufacturing facilities in the USA and were measured by the cost and savings achieved as well as other operational excellence measures.  Mr. Giesige’s strategic measures were based upon the Rigging Group operational goals as well as continuing our strategic initiatives in his new role as head of our Corporate Development function.

Results

The fiscal year 2011 Cash Flow and EBIT targets, performance achieved as a percent of target, and the fiscal year 2011 payout percentages under each Driver are shown below.

	Fiscal 2011 Annual Incentive Plan - Cash Flow and EBIT Targets and Performance (Dollars in Millions)			Fiscal 2011 Performance % of Target
Fiscal 2011 Drivers	Threshold	Target	Maximum

Consolidated Cash Flow April 1, 2010 – March 31, 2011	$18.8	$25.1	$50.3	0%

Consolidated EBIT April 1, 2010 – March 31, 2011(1)	$19.3	$25.7	$51.3	74%

Hoist and Rigging – America’s EBIT April 1, 2010 – March 31, 2011	$30.6	$40.8	$81.5	55%

Hoist – America’s EBIT April 1, 2010 – March 31, 2011	$19.3	$25.7	$51.3	108%

Rigging – America’s EBIT April 1, 2010 – March 31, 2011	$11.3	$15.1	$30.3	0%

CMCO – EMEA EBIT April 1, 2010 – March 31, 2011	$8.3	$11.1	$22.3	166%

(1)	Fiscal year 2011 EBIT was adjusted to eliminate the impact of certain reserve adjustments related to product liability claims from prior fiscal years.

Mr. Tevens evaluated the performance of each of the other NEOs based upon their performance against their strategic measures and their individual performance factors.  Thus, the final AIP award was determined as the sum of the Cash Flow outcome, the EBIT outcome, the strategic measures outcome and the individual performance factor adjustments.  Ms. Howard met expectations for her strategic and individual goals and Mr. Tevens recommended a score of 60%.  Mr. Buer met most expectations for his strategic and individual goals and Mr. Tevens recommended a score of 44% including a modest adjustment for individual performance.  Mr. Giesige met some of his expectations for his strategic and individual goals and Mr. Tevens recommended a score of 25% including an adjustment for individual performance.  Mr. Celi exceeded expectations for his strategic and individual goals and Mr. Tevens recommended a score of 119% including a modest increase for individual performance.  The Board reviewed and approved each of these scores, and they approved a score of 60% for Mr. Tevens, which was based upon strategic measures noted above.  The Board elected not to adjust Mr. Tevens’ result for individual performance.

Annual incentive targets, percent of target awarded based on performance against cash flow targets, strategic goals and individual factors and the percentage of base salary awarded for fiscal year 2011 are shown below:

Executive Officer	Annual Incentive Target (% of Base Salary)	Actual Payout Based on Performance Achieved (% of Target Award)	Actual Payout Based on Performance Achieved (% of Base Salary)

Timothy T. Tevens, President and Chief Executive Officer (CEO)	75%	60%	45%

Karen L. Howard, Vice President – Finance and Chief Financial Officer (CFO)	50%	60%	30%

Gene P. Buer, Vice President Hoist and Rigging – Americas	45%	44%	20%

Charles R. Giesige, Vice President - Corporate Development	45%	25%	11%

Ivo Celi, Managing Director - EMEA	45%	119%	54%

Long Term Incentives

The objectives of our long term incentive program are to:
•	link executive compensation and our long term performance;
•	better align key employees with our business strategies and with our shareholders’ interests; and
•	provide opportunity for long term compensation that is competitive with peer companies and sufficient to attract and retain executive talent to effectively manage our business objectives.

In developing target levels for long term incentive compensation for NEOs in conjunction with our current equity-based compensation strategy, the following factors were considered:
•	a competitive analysis;
•	the impact of the NEOs’ roles within our Company; and
•	the cost and share usage associated with the proposed plan.

Target long term incentives (as a percentage of salary) are as follows:

Executive Officer	Long Term Incentive Target (% of Base Salary)

Timothy T. Tevens, President and Chief Executive Officer	175%

Karen L. Howard, Vice President – Finance and Chief Financial Officer	90%

Gene P. Buer, Vice President Hoist and Rigging – Americas	90%

Charles R. Giesige, Vice President - Corporate Development	90%

Ivo Celi, Managing Director - EMEA	50%

The target long term incentive mix for our NEOs consists of non-qualified stock options (30% of target value), restricted stock or RSUs (30% of target value), and performance RSUs (40% of target value).  Dollar values are converted to share numbers based on an estimate of expected value at initial grant.

The following tables summarize the equity granted as part of the NEOs’ annual compensation for fiscal year 2011.

Executive Officer	Target Number of Performance RSU’s Subject to Three Year Total Shareholder Return Performance (1)	Options Granted	RSU’s Granted

Timothy T. Tevens, President and Chief Executive Officer	23,295	33,190	27,472	(2)

Karen L. Howard, Vice President – Finance and Chief Financial Officer	5,705	8,129	4,279

Gene P. Buer, Vice President Hoist and Rigging – Americas	4,555	6,490	8,416	(3)

Charles R. Giesige, Vice President - Corporate Development	4,397	6,264	3,298

Ivo Celi, Managing Director - EMEA	2,465	3,513	1,849
____________________

(1)	Grant represents target value for fiscal year 2011 and was granted on May 17, 2010.
(2)
Mr. Tevens’ grant includes an additional 10,000 restricted stock units granted in addition to his calculated target grant for fiscal year 2011.  This additional grant was to reward performance and encourages retention.

(3)
Mr. Buer’s grant includes an additional 5,000 restricted stock units granted in addition to his calculated target grant for fiscal year 2011.  This additional grant was to reward performance and encourages retention.

Stock Options and RSUs.   Stock options are included to align management and shareholder interest by encouraging decisions and actions that result in long term stock appreciation and ownership interest for management. In order to support retention and align executives with our stock performance over a longer horizon, grants generally vest 25% per year commencing on the first anniversary of the grant date and remain exercisable for 10 years from the date of grant.

RSUs are designed to support executive retention and share ownership. In order to support retention and align executives with our stock performance over a longer horizon, RSUs vest 25% annually over the 1st through 4th anniversary from the grant date of awards.  In FY2011 the Committee elected to increase the RSU grants to Mr. Tevens and Mr. Buer by 10,000 and 5,000 RSUs respectively to reward performance and encourage retention.

Performance Restricted Stock Units.   Grants of performance RSUs are made annually, with vesting dependent upon performance achieved during a three-year performance period.  Actual vesting of the awards and their ultimate value will be determined by relative three-year total shareholder return.  Total shareholder return is based on annualized rates of return reflecting stock price appreciation plus reinvestment of dividends, if applicable.  Performance will be assessed against the same set of peer companies as is used for compensation benchmarking,  The peer companies consist of companies that are of comparable size to us (generally one-half to twice our size in terms of revenue) and that we consider to be primary competitors for talent, capital, and/or customers:

• Actuant Corp.
• Alamo Group Inc.
• Altra Holdings Corp.
• Barnes Group Inc.
• Blount International
• Cascade
• Circor International
• Clarcor Inc.
• Colfax Corp.
• Enpro Industries, Inc.
• Esco Technologies, Inc.
• Federal Signal Corp.
• Gardner Denver Inc.
• Graco, Inc.
• Idex Corp.

• Kadant, Inc.
• Kaydon Corp.
• Lydall, Inc.
• Miller Industries
• Nordson Corp.
• Robbins & Myers
• Tennant Co.
• Thermadyne Holdings Corp.
• Titan International, Inc.
• Twin Disc, Inc.
• Valmont Industries, Inc.
• Wabash National Corp.
• Watts Water Technologies, Inc.
• Xerium Technologies, Inc.

For fiscal year 2011, performance shares are subject to adjustment based on the performance and payout relationship as illustrated in the table below:

Relative Total Shareholder Return Performance	Payout (% of Target)
Below 25th Percentile	0%
25th Percentile	25%
Median	100%
75th Percentile and above	150%

Linear interpolation will be used to establish payout levels between Threshold, Target and/or Maximum results.

The long term incentive strategy is designed to support our business strategy and the interests of our shareholders.  Where possible, the program has been designed such that long term incentives can qualify as performance-based compensation so that the expense associated with the program is fully deductible for federal income tax purposes.  Stock options and performance RSUs are expected to qualify as performance-based compensation.

Stock Option Granting Practices

The exercise price for any stock option is equal to the fair market value on the date of grant, which is an average of the opening and closing price on the date of grant.  The date of grant is the date of the Board of Directors meeting at which the award is approved.

Retirement and Deferred Compensation

Retirement benefits provided to NEOs are the same as those provided to our other full-time, salaried domestic employees. Retirement programs are designed to provide a competitive benefit to employees while allowing the Company to manage costs.

The Columbus McKinnon Corporation Monthly Retirement Benefit Plan, a defined benefit pension plan (the “Pension Plan”), provides an annual benefit at age 65 equal to the product of (i) 1% of the participant’s final average earnings (which is generally equal to the higher of (a) the average 12-consecutive month earnings during the last consecutive 60 months prior to retirement or (b) the average 12-consecutive month earnings during any 60-consecutive month period within the last 120 months prior to retirement) plus 0.5% of that part, if any, of final average earnings in excess of social security covered compensation, multiplied by (ii) such participant’s years of credited service, limited to 35 years.

We also maintain a 401(k) retirement savings plan covering non-union domestic employees.  Highly compensated employees were eligible to contribute up to 6% of annual cash compensation (base salary and payments under the Annual Incentive Plan) subject to limits set by the Internal Revenue Code.  The Company matching contribution for fiscal year 2011 was equal to 25% of employee contributions up to 6%.

We maintain an Employee Stock Ownership Plan for the benefit of our domestic, non-union employees including our domestic NEOs.  This Plan is considered a retirement benefit by the Company in conjunction with its defined benefit pension and 401(k) retirement savings plans.

We maintain a non-qualified deferred compensation plan (the “NQDC Plan”) under which eligible participants (including our Directors and domestic NEOs) may elect to defer a portion of their cash compensation. The NQDC Plan does not offer a company match on participant contributions. Participants may defer up to 75% of their base salary and up to 100% of annual short-term and long term incentive cash compensation. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements.

Stock Ownership

Consistent with our objective of aligning management’s interests with shareholders, we have established stock ownership requirements for all corporate and operating officers to maintain or accumulate minimum ownership levels of the Company’s Common Stock.  Executives are required to retain a portion of their equity compensation upon vesting in shares or exercise of options.  The portion that each executive must continue to hold is described as the retention ratio which is applied to the after-tax shares received by the executive. If the value of shares held by an executive exceeds a specified multiple of base salary, the executive is no longer subject to the retention ratio requirement with respect to additional after-tax shares received by the executive.  Each NEO is currently subject to the retention ratio requirement.

The following table summarizes the ownership guidelines, as well as the respective retention ratio, for executives.

Position / Title	Multiple of Base Salary	Retention Ratio

Chief Executive Officer	5X	50%

Chief Financial Officer	4X	50%

Other Executive Committee Members	3X	50%

Other Officers	2X	40%

Other Benefits and Perquisites

We provide very limited perquisites and other compensation to our NEOs.  Instead, as previously discussed, we have elected to provide competitive fixed compensation through salary and benefits with opportunity for additional compensation through variable compensation based primarily on Company performance.

NEOs may participate in benefit plans that are offered generally to salaried domestic employees such as those described above, as well as short and long term disability, life insurance, health and welfare benefits, and paid time off.

Because the market for executive talent is national, and in some cases, global, we may recruit from outside of the regional area in order to obtain top talent.  We may elect to pay relocation costs for full-time employees who are required to relocate in connection with their employment (including NEOs) to minimize any financial detriment to the employee.  In situations where we pay relocation cost, we may also provide a payment to cover the cost of any additional taxes the employee incurs as a result of the reimbursement (a gross-up payment).

Employment and Change-In-Control Agreements

Employment Agreements

With the exception of Mr. Celi, the Company has no employment agreements with its NEOs, but does provide the NEOs with eligibility for severance benefits under our general severance policy upon delivery of an acceptable release of legal claims, i.e., severed employees are paid one week of their base salary for every year of service at the Company.

Mr. Celi’s agreement, entered into in 2009, does not have a fixed term and may be terminated by either party upon delivering written notice at least six months prior to the end of a calendar quarter.  Mr. Celi’s base salary is reviewed and may be adjusted annually.  Mr. Celi also participates in our Annual Incentive Plan and Long Term Incentive Program.  Mr. Celi’s agreement contains various restrictive covenants relating to the protection of confidential information and non-disclosure.

Change in Control Agreements

We have entered into change in control agreements with our NEOs and certain other of our officers and employees.  The intent of these agreements is to provide executive officers with financial security in the event of a change in control to facilitate a transaction which may benefit shareholders but result in job loss to executives.  The change in control agreements provide for an initial term of one year, which, absent delivery of notice of termination, is automatically renewed annually for an additional one year term.

Generally, each of the NEOs is entitled to receive, upon termination of employment within 6 months preceding or 24 months after a change in control of our Company (unless such termination is because of death, disability, for cause or by the officer or employee other than for “good reason,” as defined in the change in control agreements), (i) a lump sum severance payment equal to three times the sum of (a) his or her annual salary and (b) the greater of (1) the annual target bonus under the Annual Incentive Plan in effect on the date of termination and (2) the annual target bonus under the Annual Incentive Plan in effect immediately prior to the change in control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which he or she would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years, (iv) unless otherwise provided in an equity award agreement, all options, restricted shares or units and performance shares or units become fully vested and (v) certain other specified payments.

Aggregate “payments in the nature of compensation” (within the meaning of Section 280G of the Internal Revenue Code) payable to any executive or employee under the change in control agreements is limited to the amount that is fully deductible by us under Section 280G of the Internal Revenue Code less one dollar. The events that trigger a change in control under these agreements include (i) the acquisition of 20% or more of our outstanding common stock by certain persons, (ii) certain changes in the membership of our Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of our assets and (v) the approval by our shareholders of a plan of dissolution or liquidation.

Clawback Policy

In October 2009, the Compensation Committee adopted a Clawback Policy applicable to our executive officers and certain other employees.  Under the policy, in the event of (i) a material restatement of our consolidated financial statements, other than any restatement required pursuant to a change in applicable accounting rules or (ii) a violation of a confidentiality, non-solicitation, non-competition, or similar restrictive covenant or (iii) a covered person engages in willful fraud that causes harm to our Company, (collectively (i), (ii) and (iii) is referred to as “Detrimental Conduct”), which Detrimental Conduct occurs either during employment with our Company or after such employment terminates for any reason, our Board of Directors or the Compensation Committee may, to the extent permitted by law and to the extent it determines that it is in our best interests to do so, in addition to all other remedies available, require reimbursement or payment by the covered person of:

•
Any amount (whether in cash or property) paid, payable or realized (including, but not limited to option exercises) under any plan or program providing for incentive compensation, equity compensation or performance-based compensation (“Covered Plans”) received by  any covered person on or after October 19, 2009 that would not have been received had the consolidated financial statements that are the subject of such restatement been correctly stated (except that the Board or Compensation Committee shall have the right to require reimbursement of the entire amount of any such amount referenced above from any covered person whose fraud or other intentional misconduct, in the Board’s or Committee’s judgment, alone or with others caused such restatement); and

•
Any amount (whether in cash or property) paid, payable or realized (including, but not limited to option exercises) by a covered person under a Covered Plan if the Board or Compensation Committee determines that covered person engaged in Detrimental Conduct even in the absence of a subsequent restatement of our financial statements.

The Board or the Compensation Committee has sole and absolute discretion not to take action upon discovery of Detrimental Conduct, and its determination not to take action in any particular instance shall not in any way limit its authority to terminate participation of a covered person in a plan.

Tax and Accounting Considerations

The Compensation Committee has considered the implications of Section 162(m) of the Internal Revenue Code in making decisions concerning compensation design and administration. The Compensation Committee views tax deductibility as an important consideration and intends to maintain deductibility wherever possible, but also believes that our business needs should be the overriding factor of compensation design.  Therefore, the Compensation Committee believes it is important to maintain flexibility and has not adopted a policy requiring that specific programs meet the requirements of performance-based compensation under Section 162(m).  Nevertheless, we believe that all compensation provided to the NEOs for fiscal year 2011 is fully deductible.  The Committee also considers tax implications for executives and structures its compensation programs to comply with Section 409A of the Internal Revenue Code.  Accounting and cost implications of compensation programs are considered in program design; however, the main factor is alignment with our business needs.

Summary Compensation Table

The following table sets forth the cash compensation, as well as certain other compensation earned during the years ended March 31, 2011, 2010 and 2009, for the Company’s Chief Executive Officer, Chief Financial Officer and each of its three other most highly compensated executive officers who received annual compensation in excess of $100,000:

Name and Principal Position	Fiscal Year	Salary		Bonus(1)	Stock Award (2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings		All Other Compensation		Total Compensation

Timothy T. Tevens,	2011	$607,327		$0	$1,152,397	$317,628	$270,000	$75,129	(5)	$4,342	(6)	$2,426,823
President and Chief	2010	574,750		0	870,248	319,818	410,250	111,859		4,960		2,291,885
Executive Officer	2009	603,022		0	541,975	313,122	82,764	11,354		8,094		1,560,331

Karen L. Howard, Vice	2011	289,208		152	203,160	77,795	85,854	53,253	(5)	5,605	(6)	715,027
President – Finance and	2010	273,695		0	213,145	78,326	136,505	82,119		3,516		787,306
Chief Financial Officer	2009	287,159			207,052	119,867	26,275	,528		8,094		650,975

Gene P. Buer,	2011	230,884		51	253,399	62,109	45,188	33,610	(5)	2,427	(6)	627,668
Vice President Hoist	2010	190,000		0	147,972	54,374	112,005	33,493		64,837		602,681
and Rigging –
Americas

Charles R. Giesige,	2011	222,854		0	156,582	59,946	24,675	26,040	(5)	5,822	(6)	495,919
Vice President –	2010	210,900		0	164,246	60,357	95,142	27,537		3,214		561,396
Corporate Development

Ivo Celi, Managing	2011	234,069	(7)	0	87,783	33,619	125,797	0		12,850	(8)	494,118
Director - EMEA

(1) Includes the value of service awards provided to Mr. Buer and Mrs. Howard in fiscal year 2011.

(2) The amounts shown in this column reflect the aggregate grant date fair value for restricted stock units and performance shares granted in the year indicated under our Long Term Incentive Plan.  However, for purposes of this table, estimates of forfeitures have been removed.  The grant date fair value for each restricted stock unit is equal to the closing market price of our common stock on the date of grant.  A Monte Carlo simulation has been chosen for the performance share valuation calculations.  The assumptions used in valuing the performance shares are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2011 filed with the Securities and Exchange Commission on May 27, 2011.

(3) The amounts shown in this column reflect the aggregate grant date fair value for nonqualified stock options to purchase our common stock granted in the year indicated under our Long Term Incentive Plan.  However, for purposes of this table, estimates of forfeitures have been removed.  A Black-Scholes valuation approach has been chosen for these calculations.  The assumptions used in valuing these grants are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2011 filed with the Securities and Exchange Commission on May 27, 2011.

(4) Represents awards under the Annual Incentive Plan earned in fiscal year 2011 and paid in fiscal year 2012.

(5) Represents the aggregate change in actuarial value under the Columbus McKinnon Corporation Monthly Retirement Benefit Plan from March 31, 2010 to March 31, 2011.

(6)  For Messrs. Tevens, Buer, Giesige and Ms. Howard, consists of; (i) the value of shares of common stock allocated in fiscal year 2011 under our Employee Stock Ownership Plan, or ESOP, (ii) premiums for group term life insurance policies insuring their lives in the amount of $50,000 each, and (iii) our matching contributions under our 401(k) plan.

(7) Represents payments to Mr. Celi of €165,000, as converted based on the conversion rate in effect on March 31, 2011.

(8) Represents the value of the automobile provided to Mr. Celi by the Company.

Grants of Plan-Based Awards

The following table sets forth information with respect to plan-based awards granted in fiscal year 2011 to the executives named in the summary compensation table, including awards under the Annual Incentive Plan, and equity awards of stock options, performance shares and restricted stock units:

Name	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or		All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards per	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(4)		Options(5)	Share(6)	Awards(7)
Timothy T. Tevens,	5/17/10	$226,875	$453,750	$1,361,250
President and Chief	5/17/10				5,824	23,295	34,943					$510,859
Executive	5/17/10									33,190	$18.24	$317,628
Officer	5/17/10							27,472	(8)			$501,089
								7,700	(9)			$140,448

Karen L. Howard, Vice		72,025	144,050	432,150
President – Finance and	5/17/10				1,426	5,705	8,558					$125,111
Chief Financial Officer	5/17/10									8,129	$18.24	$77,795
	5/17/10							4,279	(8)			$78,049

Gene P. Buer,		51,750	103,500	310,500
Vice President Hoist and	5/17/10				1,139	4,555	6,833					$99,891
Rigging – Americas	5/17/10									6,490	$18.24	$62,109
	5/17/10							8,416	(8)			$153,508

Charles R. Giesige,		49,950	99,900	299,700
Vice President –	5/17/10				1,099	4,397	6,596					$96,426
Corporate Development	5/17/10									6,264	$18.24	$59,946
	5/17/10							3,298	(8)			$60,156

Ivo Celi, Managing		52,666	105,331	315,993
Director - EMEA	5/17/10				616	2,465	3,698					$54,057
	5/17/10									3,513	$18.24	$33,619
	5/17/10							1,849	(8)			$33,726

(1)	The grant date is the date on which the equity awards were approved by our Board of Directors.

(2)
Represents the potential payout range under the Annual Incentive Plan discussed above.  The final fiscal year 2011 payout can be found in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

(3)
Represents the potential payout range related to performance shares awarded to NEOs on the grant date, subject to achievement of performance targets.  The performance shares generally vest after a three-year performance period ending March 31, 2013 based on our total stockholder return relative to our peer companies for the performance period.  Awards earned will be paid at the end of the three-year performance period.  Each performance share will be settled in a share of our common stock.

(4)	The amounts in this column reflect the number of RSUs awarded to NEOs on the grant date.

(5)
The amounts in this column reflect the number of shares of our common stock underlying options awarded to the NEOs on the grant date.  The options vest at a rate of 25% per year beginning one year from the date of grant, except that RSUs options may vest earlier in the event of death, disability, retirement or change in control.  They expire 10 years from the date of grant, or earlier in the event of death, disability or retirement.

(6)	Represents per-share exercise price of the options and is equal to the average of the open and closing price on the grant date.

(7)
Amounts in this column reflect the aggregate grant date fair value of the equity awards.  The grant date fair value for each restricted stock unit is equal to the average of the open and close market price of our common stock on the date of grant.  A Monte Carlo simulation has been chosen for the performance share valuation calculations.  A Black-Scholes valuation approach has been chosen for valuing the options.  The assumptions used in valuing these awards are described in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2011 filed with the Securities and Exchange Commission on May 27, 2011.

(8)
Represents RSUs granted under the fiscal year 2011 long term incentive program which vest at a rate of 25% per year beginning one year from the date of grant, except that RSUs may vest earlier in the event of death, disability, retirement, or change in control.

(9)
Represents a portion of Mr. Tevens’ award under the fiscal year 2010 Annual Incentive Plan which was granted as RSUs in fiscal year 2011.  Mr. Tevens was awarded 7,700 RSUs on May 17, 2010, vesting ratably on the first, second and third anniversary of the award.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the executives named in the summary compensation table relating to unexercised stock options, stock that has not vested, and equity incentive plan awards outstanding as of March 31, 2011:

	Option Awards							Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Timothy T. Tevens,	60,000	(1)	─		─	$10.00	8/20/11	4,629	(9)	$85,451	8,036	(13)	$148,349
President and Chief	95,000	(2)	─			5.46	5/17/14	18,082	(10)	333,794	5,824	(14)	107,506
Executive Officer	4385	(3)	4,385	(3)		28.45	5/19/18	27,472	(11)	507,133
	11,293	(4)	33,879	(4)		13.27	5/18/19	7,700	(12)	142,142
			33,190	(5)		18.24	5/17/20

Karen L. Howard,	45,000	(1)	─		─	10.00	8/20/11	1,784	(9)	32,933	1,968	(13)	36,334
Vice President –	20,000	(2)	─			5.46	5/17/14	4,429	(10)	81,759	1,426	(14)	26,329
Finance and Chief	1,690	(3)	1,690	(3)		28.45	5/19/18	4,279	(11)	78,990
Financial Officer	2,766	(4)	8,297	(4)		13.27	5/18/19
			8,129	(5)		18.24	5/17/20

Gene P. Buer,	216	(3)	216	(3)	─	28.45	5/19/18	228	(9)	4,209	1,367	(13)	25,226
Vice President Hoist			10,000	(6)		16.81	10/20/18	3,074	(10)	56,746	1,139	(14)	21,021
and Rigging –	1,920	(4)	5,760	(4)		13.27	5/18/19	8,416	(11)	155,359
Americas			6,490	(5)		18.24	5/17/20

Charles R. Giesige,	263	(3)	263	(3)	─	28.45	5/19/18	278	(9)	5,132	1,517	(13)	27,999
Vice President –	10,000	(7)				19.15	7/31/16	3,412	(10)	62,986	1,099	(14)	20,292
Corporate	2,131	(4)	6,394	(4)		13.27	5/18/19	3,298	(11)	60,881
Development			6,264	(5)		18.24	5/17/20

Ivo Celi, Managing			10,000	(8)	─	14.80	1/25/20	1,849	(11)	34,133	616	(14)	11,376
Director - EMEA			3,513	(5)		18.24	5/17/20
____________________

(1)	These options were granted on August 20, 2001 and vested ratably over a 4-year period, beginning August 1, 2002.

(2)	These options were granted on May 17, 2004 and vested ratably over a four-year period, beginning May 17, 2005.

(3)	These options were granted May 19, 2008 and vest 25% per year beginning May 19, 2009.

(4)	These options were granted May 18, 2009 and vest 25% per year beginning May 18, 2010.

(5)	These options were granted May 17, 2010 and vest 25% per year beginning May 17, 2011.

(6)	These options were granted on October 20, 2008 and vest 33⅓% per year beginning October 20, 2011.

(7)	These options were granted on January 19, 2009 and vest 75% on January 19, 2010 and 100% on July 31, 2010.

(8)	These options were granted on January 25, 2010 and vest 33⅓% per year beginning January 25, 2013.

(9)	These RSUs were granted May 19, 2008, and vest 33⅓% per year beginning May 19, 2011.

(10)	These RSUs were granted May 18, 2009 and vest 25% per year beginning May 18, 2010.

(11)	These RSUs were granted May 17, 2010 and vest 25% per year beginning May 17, 2011.

(12)	These RSUs were granted May 17, 2010 and vest 33⅓% per year beginning May 17, 2011.

(13)	These performance shares were granted May 18, 2009 and vest 100% after a three year performance period April 1, 2009 through March 31, 2012.

(14)	These performance RSUs were granted May 17, 2010 and vest 100% after a three year performance period April 1, 2010 through March 31, 2013.

Options Exercised and Stock Vested

The following table sets forth information with respect to the executives named in the summary compensation table relating to the exercise of stock options, stock appreciation rights and similar rights, and the vesting of stock in connection therewith, in fiscal 2011:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Timothy T. Tevens, President and Chief Executive Officer	__	__	6,027	$108,968

Karen L. Howard, Vice President – Finance and Chief Financial Officer	__	__	1,476	26,686

Gene P. Buer, Vice President Hoist and Rigging – Americas	__	__	1,025	18,532

Charles R. Giesige, Vice President – Corporate Development	__	__	1,138	20,575

Ivo Celi, Managing Director - EMEA	__	__	__	__
____________________

(1)  Represents the difference between the option exercise price and the average of the open and close prices of our common stock on the date of exercise as quoted on Nasdaq multiplied by the number of shares acquired.

(2)  Represents the average of the open and closing price of our common stock on the vesting date multiplied by the number of shares acquired.

Pension Plan

The Pension Plan is a non-contributory, defined benefit plan which provides certain of our domestic employees with retirement benefits.  As defined in the Pension Plan, a participant’s annual pension benefit at age 65 is equal to the product of (i) 1% of the participant’s final average earnings, as calculated by the terms of the Pension Plan, plus 0.5% of that part, if any, of final average earnings in excess of such participant’s “social security covered compensation,” as such term is defined in the Pension Plan, multiplied by (ii) such participant’s years of credited service, limited to 35 years.  Plan benefits are not subject to reduction for social security benefits.

The following table sets forth with respect to each of our plans that provide retirement benefits to our NEOs, (i) the years of credited service of each of the executives named in the summary compensation table, (ii) the present value of his or her accumulated benefit and (iii) payments received by him or her during fiscal year 2011:
Name	Plan Name	Number of Years of Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year

Timothy T. Tevens, President and Chief Executive Officer	Columbus McKinnon Corporation Monthly Retirement Benefit Plan	19.25	$446,869	$0

Karen L. Howard, Vice President – Finance and Chief Financial Officer	Columbus McKinnon Corporation Monthly Retirement Benefit Plan	15.25	$275,014	$0

Gene P. Buer, Vice President Hoist and Rigging – Americas	Columbus McKinnon Corporation Monthly Retirement Benefit Plan	5.25	$117,447	$0

Charles R. Giesige, Vice President – Corporate Development	Columbus McKinnon Corporation Monthly Retirement Benefit Plan	4.25	$81,999	$0

Ivo Celi, Managing Director - EMEA	NA(3)	__	__	__
_________________________

(1)	Years of credited service determined as of March 31, 2011.

(2)
The present value of accumulated benefit under the Columbus McKinnon Corporation Monthly Benefit Plan is calculated as of March 31, 2011 using (i) a discount rate of 5.75%, (ii) the GAM 1994 Group Annuity Table for Males and Females and (iii) the earliest retirement age at which benefits are not reduced (typically, age 65).

(3)	Mr. Celi is not covered by a Company sponsored Pension Plan.

Non-Qualified Deferred Compensation

The Company maintains a Non-Qualified Deferred Compensation Plan (the “NQDC”) under which eligible participants (including our Directors and domestic NEOs) may elect to defer a portion of their cash compensation.  The NQDC does not currently offer a company match on participant contributions.  Employee Participants may defer up to 75% of their base salary and up to 100% of annual short-term and long term incentive compensation.  Directors may defer up to 100% of retainer and meeting fees. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements.

None of the NEOs have deferred compensation. Thus, they did not have any contributions, earnings, or balances under the NQDC Plan in fiscal 2011.

Other Potential Post-Employment Payments

It is our policy to provide severance benefits to each of our domestic full-time salaried employees and hourly employees not covered by a collective bargaining agreement who involuntarily lose their positions without cause.  Eligible employees who sign a release generally receive one week of base salary at the rate then in effect for each full year of continuous service (with any fractions being rounded up).

           The following table sets forth the amount each NEO would receive under various termination scenarios described above using the following assumptions:

•	Termination of employment on March 31, 2011; and
•	Exercise of all options and vesting of all restricted stock based on the closing market price of $18.46 per share of our common stock on March 31, 2011.

Name	Voluntary Termination		Retirement		Involuntary Termination		Termination in Connection with Change in Control		Death		Change in Control Only

Timothy T. Tevens, President and Chief Executive Officer	$2,876,643	(1)	$3,146,643	(2)	$3,109,335	(3)	$7,754,385	(4)	$4,373,402	(5)	$0	(6)

Karen L. Howard, Vice President – Finance and Chief Financial Officer	1,383,599	(1)	1,469,453	(2)	1,472,245	(3)	3,151,630	(4)	1,631,065)	(5)	$0	(6)

Gene P. Buer, Vice President Hoist and Rigging – Americas	222,143	(1)	267,331	(2)	248,682	(3)	1,293,441	(4)	547,275	(5)	$0	(6)

Charles R. Giesige, Vice President – Corporate Development	211,882	(1)	236,557	(2)	233,228	(3)	1,226,806	(4)	437,189	(5)	$0	(6)

Ivo Celi, Managing Director – EMEA(7)	6,752	(8)	132,549	(9)	123,786	(10)	321,089	(11)	204,054	(12)	$0	(6)
_________________________

(1)
Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of his or her 401(k) Plan account, (iv) vested benefits under our Pension Plan and (v) vested benefits under our ESOP. In addition, each NEO would be entitled to receive  accrued salary through the date of termination.

(2)
Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of his or her 401(k) Plan account, (iv) vested benefits under our Pension Plan and (v) vested benefits under our ESOP and (vi) awards under the Annual Incentive Plan earned in fiscal year 2011 and paid in fiscal year 2012. In addition, each NEO would be entitled to receive accrued salary through the date of termination.

(3)
Includes (i) severance, (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of his or her 401(k) Plan account, (v) vested benefits under our Pension Plan and (vi) vested benefits under our ESOP.  In addition, each NEO would be entitled to receive accrued salary through the date of termination.

(4)
Includes (i) termination payments under the Change in Control agreements (up to the maximum permitted), (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of his or her 401(k) Plan account, (v) vested benefits under our Pension Plan and (vi) vested benefits under our ESOP, (vii) awards under the Annual Incentive Plan earned in fiscal year 2011 and paid in fiscal year 2012.  Termination payments under the Change in Control agreements include (i) a lump sum severance payment equal to three times the sum of (a) annual salary and (b) the greater of (1) the annual target bonus under the Annual Incentive Plan in effect on the date of termination and (2) the annual target bonus under the Annual Incentive Plan in effect immediately prior to the change in control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years, (iv) unless otherwise provided in an equity award agreement, the value of all options, restricted shares or units and performance shares or units which become fully vested.  In addition, each NEO would be entitled to receive  accrued salary through the date of termination.

(5)
Includes (i) Company provided group term life insurance benefits,  (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of his or her 401(k) Plan account, (v) vested benefits under our Pension Plan (vi) vested benefits under our ESOP, (vii) unless otherwise provided in an equity award agreement, the value of all stock options not previously vested, restricted shares or units and earned performance shares or units which become fully vested and (viii) awards under the Annual Incentive Plan earned in fiscal year 2011 and paid in fiscal year 2012. In addition, accrued salary through the date of termination would be paid out.

(6)
No payments or awards are provided unless restricted shares and options held by the NEOs are not assumed by the successor entity.  In the event that the successor entity does not assume the restricted shares and options all options and earned restricted shares would be vested and payable to the NEOs.

(7)	Mr. Celi does not participate in a company sponsored retirement program, group term life program or medical plan.

(8)
In addition, Mr. Celi would also be entitled to receive accrued salary through the date of termination.  Generally, employees who voluntarily terminate their employment are not eligible to receive an award under the Annual Incentive Plan earned in fiscal year 2011 if they are not continuously employed through the date of payment.

(9)
Represents the (i) value of vested stock options, (ii) awards under the Annual Incentive Plan earned in fiscal year 2011 and paid in fiscal year 2012.  In addition, Mr. Celi would also be entitled to receive accrued salary through the date of termination.

(10)	Includes (i) severance and (ii) the value of vested stock options. In addition, Mr. Celi would also be entitled to receive accrued salary through the date of termination.

(11)
Mr. Celi is not subject to a change in control agreement.  The benefits he would receive following a termination of employment following a change in control would be the same as he would receive following an involuntary termination of employment, except that he would receive the full amount of his earned restricted stock awards and stock options.

(12)
Includes (i) the value of vested stock options, (ii) awards under the Annual Incentive Plan earned in fiscal year 2011 and (iii) the value of restricted stock units.  In addition, Mr. Celi would be entitled to receive accrued salary through the date of termination and a proportionate amount of his restricted stock awards that is earned upon attainment of the performance goals.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2011, including the Restricted Stock Plan, Omnibus Plan, Non-Qualified Plan and ISO Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Future Issuance under Equity Compensation Plans (excluding securities reflected in first column)

Equity compensation plans approved by security holders	720,083	$12.81	1,248,609

Equity compensation plans not approved by security holders	__	__	__

Total	720,083	$12.81	1,248,609

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists between any member of our Compensation and Succession Committee or any of our executive officers and any member of any other company’s board of directors or compensation committee (or equivalent), nor has any such relationship existed in the past.  No member of our Compensation and Succession Committee was, during fiscal year 2010 or prior thereto, an officer or employee of our Company or any of our subsidiaries.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of March 31, 2011 regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of our executive officers named in the Summary Compensation Table and (iv) by all of our executive officers and Directors as a group.  The business address of each of the executive officers and directors is 140 John James Audubon Parkway, Amherst, New York 14228-1197.

Directors, Officers and 5% Shareholders	Number Of Shares (1)	Percentage Of Class

Ernest R. Verebelyi (2)	14,054	*
Timothy T. Tevens (3)	342,806	1.79%
Richard H. Fleming (2)	19,558	*
Wallace W. Creek (2)	21,554	*
Stephen Rabinowitz (2)	14,554	*
Linda A. Goodspeed (2)	15,604	*
Nicholas T. Pinchuk (2)	11,589	*
Liam G. McCarthy (2)	8,252	*
Christian B. Ragot (2)	14,752	*
Karen L. Howard (4)	128,952	*
Ivo Celi (5)	2,728	*
Gene Buer (6)	18,635	*
Charles Giesige (7)	24,320	*
All Directors and Executive Officers as a Group (17 persons) (8)	735,212	3.83%
Columbus McKinnon Corporation Employee Stock Ownership Plan	601,001	3.13%
Fidelity Management & Research Company (9)	2,436,704	12.71%
The Bank of New York Mellon Corporation (10)	2,217,303	11.57%
TimesSquare Capital Management, LLC (11)	1,530,757	8.0%
BlackRock, Inc. (12)	1,071,727	5.59%
_________________
 * Less than 1%.

(1)
Rounded to the nearest whole share.  Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except  to the extent that authority is shared by spouses under applicable law.

(2)
Does not include 2,275 Restricted Stock Units held by each of Messrs. Verebelyi, Fleming, Creek, Pinchuk and Rabinowitz and Ms. Goodspeed, and 2,185 Restricted Stock Units held by Messrs. McCarthy and Ragot.

(3)
Includes (i) 79,708 shares of common stock owned directly, (ii) 7,000 shares of common stock owned directly by Mr. Tevens’ spouse, (iii) 5,753 shares of common stock allocated to Mr. Tevens’ ESOP account, (iv) 57,883 shares of restricted stock which is subject to forfeiture and (v) 192,462 shares of common stock issuable under options granted to Mr. Tevens which are exercisable within 60 days. Excludes 49,670 shares of common stock issuable under options granted to Mr. Tevens which are not exercisable within 60 days.

(4)
Includes (i) 40,586 shares of common stock owned directly, (ii) 2,775 shares allocated to Ms. Howard’s ESOP account, (iii) 10,492 shares of restricted stock which are subject to forfeiture and (iv) 75,099 shares of common stock issuable under options granted to Ms. Howard which are exercisable within 60 days. Excludes (i) 12,473 shares of common stock issuable under options granted to Ms. Howard which are not exercisable within 60 days and (ii) 598,226 additional shares of common stock owned by the ESOP for which Ms. Howard serves as one of two trustees and for which she disclaims any beneficial ownership.

(5)
Includes (i) 1,849 shares of restricted stock which is subject to forfeiture and (ii) 879 shares of common stock issuable under options granted to Mr. Celi which are exercisable within 60 days.  Excludes 12,634 shares of common stock issuable under options granted to Mr. Celi which are not exercisable within 60 days.

(6)
Includes (i) 11,718 shares of restricted stock which are subject  to forfeiture, (ii) 540 shares of common stock allocated to Mr. Buer’s ESOP account and (iii) 5,787 shares of common stock issuable under options granted to Mr. Buer which are exercisable within 60 days. Excludes 18,815 shares of common stock issuable under options granted to Mr. Buer which are not exercisable within 60 days.

(7)
Includes (i) 6,988 shares of restricted stock which are subject to forfeiture, (ii) 453 shares of common stock allocated to Mr. Giesige’s ESOP account and (iii) 16,224 shares of common stock issuable under options granted to Mr. Giesige which are exercisable within 60 days. Excludes 9,091 shares of common stock issuable under options granted to Mr. Giesige which are not exercisable within 60 days.

(8)
Includes options to purchase an aggregate of 371,480 shares of common stock issuable to certain executive officers which are exercisable within 60 days. Excludes the shares of common stock owned by the ESOP as to which Ms. Howard and Mr. Steinberg serve as trustees, except for an aggregate of 12,206 shares allocated to the respective ESOP accounts of our executive officers and options to purchase an aggregate of 133,745 shares of common stock issued to certain executive officers which are not exercisable within 60 days.

(9)
Information with respect to Fidelity Management & Research Company is based on a Schedule 13G/A filed by FMR LLC. with the Securities and Exchange Commission on February 14, 2011 by a group consisting of Edward C. Johnson 3d, members of the family of Edward C. Johnson 3d, Fid Small Cap Discovery Fund and Fidelity-Low Priced Stock Fund.  Based solely upon information in this Schedule 13G/A, FMR LLC and its direct and indirect subsidiaries have sole dispositive power with respect to all such shares of common stock and sole voting power with respect to 7,500 of such shares of common stock.  The stated business address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(10)
Information with respect to The Bank of New York Mellon Corporation is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2011.  Based solely upon information in this Schedule 13G/A, The Bank of New York Mellon Corporation has sole dispositive with respect to all of such shares of common stock and sole voting power with respect to 1,953,141 of such shares of common stock.  The stated business address of The Bank of New York Mellon Corporation is One Wall Street, 31st Floor, New York, New York 10286.

(11)
Information with respect to TimesSquare Capital Management, LLC is based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2011.  Based solely upon information in this Schedule 13G, TimesSquare Capital Management, LLC has sole dispositive power with respect to all such shares of common stock and sole voting power with respect to 1,395,457 of such shares of common stock.  The stated business address for TimesSquare Capital Management, LLC is 1177 Avenue of the Americas, 39th Floor, New York, New York 10036.

(12)
Information with respect to BlackRock, Inc. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 3, 2011.  Based solely upon information in this Schedule 13G/A, BlackRock, Inc. and its direct and indirect subsidiaries have sole dispositive and voting power with respect to all of such shares of common stock.  The stated business address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section
16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year ended March 31, 2011.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee reviews and makes recommendations to the Board of Directors with respect to all related party transactions and relationships involving a director, executive officer or beneficial owner of five percent or more of any class of the Company’s voting securities. Any such related party transaction is required to be on terms no less favorable to us than could be obtained from an unaffiliated third party. The Company has a separate “Related Person Transaction Policy”, as well as other various policies and procedures, including the Company’s Global Legal Ethics and Business Compliance Manual and the annual directors’ and officers’ questionnaires that require disclosure of transactions or relationships that may constitute conflicts of interest or require disclosures or affect an independence determination under applicable SEC rules. In fiscal 2011, the Company did not engage in any transaction with a related person in which the amount involved exceeded $120,000.

REPORT OF THE AUDIT COMMITTEE

Review of Our Audited Financial Statements

Our Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m)(3) of the Exchange Act and under the Nasdaq Stock Market, LLC listing standards currently in effect.  In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming and Creek qualifies as an “audit committee financial expert.”

The Audit Committee operates under a written charter which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by the Company’s primary independent public accountants.  However, as a matter of course, we will not engage any outside accountants to perform any significant audit or non-audit services without the prior approval of the Audit Committee.

The Audit Committee has reviewed and discussed with our management our audited financial statements for the year ended March 31, 2011.  The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed the independence of Ernst & Young LLP with that firm.

Based on the review and the discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2011 for filing with the Securities and Exchange Commission.

Richard H. Fleming, Chairman Wallace W. Creek Stephen Rabinowitz Linda A. Goodspeed Liam G. McCarthy

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by us, including expenses in connection with preparing and mailing this Proxy Statement.  In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our Directors, officers and employees at no additional compensation.  Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

OTHER MATTERS

Our management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting.  However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

SHAREHOLDERS’ PROPOSALS

Proposals of shareholders intended to be presented at the 2012 Annual Meeting must be received by us by March 27, 2012 to be considered for inclusion in our Proxy Statement and form of proxy relating to that meeting.  In addition, our By-Laws require that notice of shareholder proposals and nominations for director be delivered to our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting for the preceding year; provided, however, if the Annual Meeting is not scheduled to be held within a period commencing 30 days before such anniversary date and ending 30 days after such anniversary date, such shareholder notice shall be delivered by the later of (i) 90 days prior to the date of the Annual Meeting or (ii) the tenth day following the date such Annual Meeting date is first publicly announced or disclosed.  The date of the 2012 Annual Meeting has not yet been established.  Nothing in this paragraph shall be deemed to require us to include in our Proxy Statement and proxy relating to the 2012 Annual Meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Exchange Act, and the rules and regulations promulgated thereunder.

OTHER INFORMATION

WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED MARCH 31, 2011, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO.  Such written request should be directed to Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228-1197, Attention:  Secretary.  Each such request must set forth a good faith representation that, as of June 3, 2011, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

The accompanying Notice and this Proxy Statement are sent by order of our Board of Directors.

ROBERT J. OLIVIER Secretary

Dated:  June 20, 2011

COLUMBUS McKINNON CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 25, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the “Company”) to be held at the Peninsula Chicago Hotel, 108 East Superior St. at N. Michigan Ave., Chicago, Illinois on July 25, 2011, at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

COLUMBUS McKINNON CORPORATION

July 25, 2011

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
  - or -
TELEPHONE - call toll-free 1-800-PROXIES (1 800-776-9437) from any touch tone telephone and follow the instructions.  Have your control number and the proxy card available when you call.
- or -
INTERNET - access www.voteproxy.com and follow the on-screen instructions.  Have your control number available when you access the web page.

COMPANY NUMBER IS   ________________

ACCOUNT NUMBER IS   ________________

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR ELECTION OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1. ELECTION OF DIRECTORS:
NOMINEES:
☐ FOR ALL NOMINEES	○ TIMOTHY T. TEVENS
○ RICHARD H. FLEMING
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	○ ERNEST R. VEREBELYI
○ STEPHANIE K. KUSHNER
☐ FOR ALL EXCEPT (see instructions below)	○ STEPHEN RABINOWITZ
○ LINDA A. GOODSPEED
○ NICHOLAS T. PINCHUK
○ LIAM G. McCARTHY
○ CHRISTIAN B. RAGOT

INSTRUCTION:  To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012.

☐           FOR                         ☐           AGAINST                    ☐           ABSTAIN

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐           FOR                         ☐           AGAINST                    ☐           ABSTAIN

4.	ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐    ONE YEAR   ☐    TWO YEARS   ☐    THREE YEARS   ☐    ABSTAIN

5.           In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3 AND RECOMMENDS A VOTE “FOR” ONE YEAR.

To change the address on your account, please check the box at right            ☐
and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________ Date:___________________

Signature of Shareholder _____________________ Date:___________________

Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

COLUMBUS McKINNON CORPORATION

EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 25, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Trustees of the Columbus McKinnon Corporation Employee Stock Ownership Plan (the “ESOP”) are hereby authorized to be present and to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the “Company”) to be held at the Peninsula Chicago Hotel, 108 East Superior St. at N. Michigan Ave., Chicago, Illinois, on July 25, 2011, at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

COLUMBUS McKINNON CORPORATION

July 25, 2011

ESOP

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
  - or -
TELEPHONE - call toll-free 1-800-PROXIES (1 800-776-9437) from any touch tone telephone and follow the instructions.  Have your control number and the proxy card available when you call.
- or -
INTERNET - access www.voteproxy.com and follow the on-screen instructions.  Have your control number available when you access the web page.

COMPANY NUMBER IS   ___________________

ACCOUNT NUMBER IS   ___________________

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒
THE TRUSTEES MAKE NO RECOMMENDATION WITH RESPECT TO VOTING YOUR ESOP SHARES ON ANY PROPOSALS.

1. ELECTION OF DIRECTORS:
NOMINEES:
☐ FOR ALL NOMINEES	○ TIMOTHY T. TEVENS
○ RICHARD H. FLEMING
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	○ ERNEST R. VEREBELYI
○ STEPHANIE K. KUSHNER
☐ FOR ALL EXCEPT (see instructions below)	○ STEPHEN RABINOWITZ
○ LINDA A. GOODSPEED
○ NICHOLAS T. PINCHUK
○ LIAM G. McCARTHY
○ CHRISTIAN B. RAGOT

INSTRUCTION:  To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2012

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

4.           ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐ ONE YEAR                    ☐  TWO YEARS                 ☐    THREE YEARS              ☐     ABSTAIN

5.           In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS VOTING INSTRUCTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE ANY ALLOCATED ESOP SHARES “FOR” PROPOSAL NOS. 1, 2 AND 3 AND RECOMMENDS A VOTE “FOR” ONE YEAR.

To change the address on your account, please check the box at right             ¨
and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________ Date:___________________

Signature of Shareholder _____________________ Date:___________________

Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

BROKER CARD

COLUMBUS McKINNON CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 25, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the “Company”) to be held at the Peninsula Chicago Hotel, 108 East Superior St. at N. Michigan Ave., Chicago, Illinois on July 25, 2011, at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

COLUMBUS McKINNON CORPORATION

July 25, 2011

PROXY VOTING INSTRUCTIONS
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF DIRECTORS.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.           ELECTION OF DIRECTORS:
NOMINEES:
☐ FOR ALL NOMINEES	○ TIMOTHY T. TEVENS
○ RICHARD H. FLEMING
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	○ ERNEST R. VEREBELYI
○ STEPHANIE K. KUSHNER
☐ FOR ALL EXCEPT (see instructions below)	○ STEPHEN RABINOWITZ
○ LINDA A. GOODSPEED
○ NICHOLAS T. PINCHUK
○ LIAM G. McCARTHY
○ CHRISTIAN B. RAGOT

INSTRUCTION:  To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2012

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

2

3.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

4.           ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

☐           ONE YEAR          ☐           TWO YEARS                ☐           THREE YEARS         ☐ ABSTAIN

5.           In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 and 3 AND RECOMMENDS A VOTE “FOR” ONE YEAR.

To change the address on your account, please check the box at right            ☐
and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________ Date:___________________

Signature of Shareholder _____________________ Date:___________________

Note:  Please sign exactly as name appears on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

3